UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

EAGLE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1.	Reports to Shareholders

Annual Report

and Investment Performance Review

for the fiscal year ended October 31, 2009

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Large Cap Core Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Core Value Fund

Eagle Small Cap Growth Fund

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President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 5
Eagle International Equity Fund 7
Eagle Large Cap Core Fund 9
Eagle Mid Cap Growth Fund 11
Eagle Mid Cap Stock Fund 13
Eagle Small Cap Core Value Fund 15
Eagle Small Cap Growth Fund 17
Investment Portfolios
Eagle Capital Appreciation Fund 19
Eagle Growth & Income Fund 19
Eagle International Equity Fund 21
Eagle Large Cap Core Fund 27
Eagle Mid Cap Growth Fund 28
Eagle Mid Cap Stock Fund 29
Eagle Small Cap Core Value Fund 30
Eagle Small Cap Growth Fund 32
Statements of Assets and Liabilities 34
Statements of Operations 35
Statements of Changes in Net Assets 36
Financial Highlights 38
Notes to Financial Statements 41
Understanding Your Ongoing Costs 53
Renewal of Investment Advisory and Subadvisory Agreements 55
Principal Risks 59
Trustees and Officers 62

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment performance review of the Eagle mutual funds for the fiscal year ended October 31, 2009 (“reporting period”).

The reporting period was one of extremes for equity investors. We began with credit fears permeating the market, the economy in a severe recession and headlines filled with a barrage of negative economic data. These conditions led to a massive selloff phase that lasted through early March. The final step in this decline was based, in large part, on fears over the potential collapse of our banking system, an outcome that fortunately was avoided. This period was followed by a dramatic recovery phase that continued through the end of the reporting period. The recovery phase was fueled by massive financial stimulus and liquidity programs by governments worldwide. In this phase, profitable operations have returned to the large banks at the center of the credit crisis, credit markets have loosened and corporate earnings have improved.

As we begin to emerge from the longest recession in the post-World War II era, uncertainty still exists as to the strength and sustainability of the recovery. Many economists are expecting a modest recovery in gross domestic product over the next year and there is the potential for improving corporate profits. Concerns exist about the level of government debt resulting from the stimulus and other spending programs. Such debt levels have the potential to result eventually in higher taxes or inflation, neither of which is good for investors. Unemployment, which is slow to drop in a recovery, will likely remain high.

In light of the dramatic market volatility, we believe that a consistent and disciplined investing strategy is more important than ever.

In the commentaries that follow, each fund’s portfolio managers discuss the specific performance in their funds. While there can be no way to accurately predict short-term market movements, our portfolio managers hope to take advantage of investment opportunities that may arise during the current market. Our portfolio managers base their investment strategies on idea generation and proprietary research and avoid momentum-driven investments, risky bets and trendy market securities with unreasonable risk/return tradeoffs.

If you would like to begin receiving this report and other reports from the Eagle Family of Funds electronically, please visit our website, eagleasset.com and enroll for electronic delivery. Doing so will reduce the amount of paper we consume which saves the Funds (and their shareholders) money and will help the environment. Enrolling in this service will not affect the delivery of your account statements or other confidential communications.

To obtain a prospectus, which contains important information about the Eagle Family of Funds, contact your financial advisor, call us at 800.421.4184 or visit our website at eagleasset.com. Our website also has timely information about the funds, including performance and portfolio holdings. We are grateful for your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Stephen G. Hill

President

December 8, 2009

1

Performance Summary and Commentary
Eagle Capital Appreciation Fund

Meet the managers  |  Steven M. Barry and David G. Shell, CFA are Chief Investment Officers and Senior Portfolio Managers at Goldman Sachs Asset Management L.P. and have been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Shell has been affiliated with the Fund since 1987 and has 22 years of investment experience; Mr. Barry joined the team in 1999 and has 23 years of investment experience.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 21.91% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, outperforming its benchmark index, the Russell 1000® Growth Index, which returned 17.50%. The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 30, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund experienced positive absolute returns in the information technology, telecommunications services and consumer discretionary sectors. Investments in these sectors were all strong leaders with double digit returns for the period. The healthcare sector hindered absolute performance as investments in this industry are generally defensive and are suffering from the ongoing national healthcare debate.

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

The Fund’s outperformance when compared to the benchmark index can be attributed to our consistent, bottom-up, research intensive approach to investing. In several instances, on both a stock and sector level, the Fund is meaningfully different from its benchmark, the Russell 1000® Growth Index, thus creating the potential for its performance to be materially higher or lower than the benchmark. For example, the Fund had a significant overweight in the telecommunication sector, coupled with strong selection, which led to material outperformance relative to the benchmark. Further, strong stock selection in the energy and financial services sectors contributed to relative outperformance. As for the laggards, although the Fund had approximately an equal weighting in information technology sector as the benchmark, poor stock selection in the well-performing sector hindered relative performance.

Top performers  |  Wireless tower company Crown Castle International contributed to performance as the volume of voice and data traffic on wireless networks continues to grow. In our view, Crown Castle is competitively well-positioned given its dominant market share in an industry with high barriers to entry. The Fund continues to hold the stock as we believe the wireless tower business is attractive, particularly in the current economic environment, as it provides a more predictable stream of revenue and recurring cash flow.

Consumer electronics manufacturer Apple Inc. contributed to performance as the company reported strong results behind sales of its iPod and iPhone products. We continue to believe the iPhone represents significant upside potential for global sales. In our view, Apple’s smart phone will likely continue to gain market share worldwide as Apple enters into new partnerships with additional telecommunications service providers. In addition, we believe the App Store, which provides users with on-demand access to iPhone applications, will continue to build a strong customer base. As a result, consumers will be willing to pay more for the Apps service, which will give Apple pricing leverage with carriers. The Fund continues to hold the stock in its portfolio.

Marriott International Inc., a hotel operator and franchisor, contributed to performance during the period as lodging stocks rallied on anticipation of an economic recovery. We continue to believe that Marriott is better positioned than competitors in the current economic environment given its dominant franchise and strong capital base. In our view, smaller, independent hotel operators will struggle to survive through the current downturn which could provide opportunities for Marriott to gain market share. Furthermore, difficulties in the credit markets have made borrowing more expensive, thereby reducing the number of new hotels being constructed. We believe the constraint in lodging supply will create a potentially strong pricing environment for existing hotels in the future, reducing the number of new hotels being constructed.

Coach, a luxury goods producer, contributed to performance. Shares benefited from increased traffic in its factory stores, which was driven by price cuts. In addition, the company showed improved inventory levels which gave the market confidence that the company could sustain its very high margins over time. The Fund exited its position in Coach to fund higher conviction investment ideas.

Shares of CME Group, the world’s largest futures and options exchange, contributed to performance. We continue to believe CME has significant upside potential given its diverse product portfolio, superior clearing house platform, and strong free cash flow generation. In our view, CME’s over-the-counter clearing house business, Clearport, is a significant growth opportunity as it meets its customers’ demands for more transparency and less counterparty risk.

Under performers  |  Entravision Communications, a Spanish-language media company, detracted from performance during the period as economic headwinds and the company’s outstanding debt concerned investors. The Fund sold out of its position in the stock.

Merck & Company’s share price traded down after reporting first quarter results that fell short of analysts’ expectations. Sales for the first quarter declined compared to the same period last year as a challenging economic environment and adverse currency exchange rates negatively impacted results. Sales of Merck’s cervical cancer vaccine, Gardasil, disappointed. While we continue to believe Gardasil to be an important long-term growth driver for the company, we decided to exit the position for other investment opportunities.

Video game publisher Activision detracted from performance. Video game sales in the U.S. have experienced weakness over the first half of 2009 and we believe that retail trends will remain challenging as consumers continue to be financially-stretched. Due to the high-price point of the company’s games, we believe Activision will face near term sales pressure during the holiday season, which led us to sell out of the Fund’s position.

Personal computer maker Dell Inc. detracted from performance. We continue to believe that Dell’s management has initiated a successful plan to re-establish the company, but that turnaround strategy is being overshadowed by weak

3

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

macro-economic conditions and concerns around information technology spending. Given this additional uncertainty, we decided to sell the Fund’s position in Dell.

Shares of the video game publisher Electronic Arts Inc. detracted from performance as U.S. videogame sales have been challenged this year. The stock declined due to fears that this weakness could extend to one of the company’s top game franchises, Madden NFL. While not immune, we believe

Electronic Arts’ strong portfolio of “must-own” franchises has partially mitigated these industry headwinds. In addition, Sony and Microsoft announced price cuts on their respective gaming consoles, the Playstation 3 and Xbox 360. In our view, these price cuts will provide a catalyst for increasing console and game sales. We continue to hold Electronic Arts in the Fund as we maintain our thesis of long-term secular growth in the video game industry.

4

Performance Summary and Commentary
Eagle Growth & Income Fund

Meet the managers  |  William V. Fries, CFA, Managing Director, and Cliff Remily, CFA, of Thornburg Investment Management, Inc. are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Mr. Fries has more than 33 years of investment experience and has been Co-Portfolio Manager since 2001. Mr. Remily was named Co-Portfolio Manager in January 2009 and has over 9 years of industry experience.

Investment highlights  |  The Fund invests primarily in domestic equity securities (primarily common stocks). The Fund’s portfolio managers look for promising investments that can be purchased at a discount to their estimate of each investment’s intrinsic value. They seek investments that deliver a competitive total return over multiple time horizons. Holdings are classified in three categories: basic value, consistent earners and emerging franchises as a means of structuring diversification. Dividends and dividend growth are a consideration in stock selection and may include stocks outside the traditional dividend paying areas.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 22.88% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, outperforming the Fund’s benchmark index, which returned 9.80% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund had both impressive absolute and relative returns. Our flexible approach to value investing served the Fund well in this environment as multiple sectors including financials, information technology, and telecommunication services companies all contributed to the Fund’s strong performance. A year after the collapse of Lehman Brothers, financial institutions are now operating in a more stable environment; investors have grown more confident as visibility towards future profits has improved. Many financial services companies were beneficiaries of tighter spreads in the corporate bond market over the past six months. We believe that the financials sector has been a great area in which to invest. Fear is rampant, and valuations are selectively very attractive. Yields are unsustainably low, but financial stocks are priced as though the current interest rate environment will

5

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

persist forever; we believe this creates an opportunity to invest in companies that will benefit as interest rates rise. In the telecommunications sector, many of the Fund’s investments benefited from sizable dividends and the Fund continues to have a large weighting in the cash generative telecommunication service providers. Stock selection in the financials, telecommunication services, and consumer staples sectors helped contribute to our outperformance of the benchmark. Laggards to relative performance were the energy and consumer discretionary sectors due to poor stock selection.

The Fund’s fixed income exposure was another positive contributor to performance. These investments provided an opportunity for a strong return over the reporting period. As with any potential investment in the strategy, we analyze fixed income investments on an individual basis, weighing risk and reward. In some cases we have “moved up the capital structure,” trimming or selling an equity stake in a company as we have added fixed income exposure for the Fund. In other cases we have added to an overall investment with a particular issuer. Many of the investments in bonds have hit price targets and been sold. In general, we continue to see strong price appreciation in the bonds in the Fund’s portfolio and will continue to make the transition away from fixed income back into more attractive equities that are uncovered through our fundamental, bottom-up research process.

Top performers  |  Baidu Inc., the leader in Chinese language internet searches, contributed to the performance of the Fund as internet traffic in China continues to be strong.

U.S. Bancorp, a commercial bank, gained market share in traditional business and consumer lending in the regional Midwest markets through organic growth, and more recently, small acquisitions of failed competitors.

Global telecommunications company Telefonica SA, continues to be a large holding in the Fund due to its strong fundamentals including high cash generation, low valuation, attractive dividend yield, and exposure to growing markets.

Hartford Financial Services Group Inc., an insurance company, has approximately one third of its assets in fixed income investments. During the reporting period, the spreads in the corporate bond market tightened and increased the value of their assets, along with other assets such as loans, some mortgages, and other fixed income investments.

Level 3 Communications is a diversified telecommunication company who lowered the debt on its balance sheet as it successfully refinanced some of its near-term debt during the fourth quarter 2008. In addition, the company reported operating cash flow growth of 7% while guiding to lower capital expenditures for 2009.

The Fund continues to hold all of these top performing securities.

Under performers  |  Swiss Reinsurance Co., an insurance provider, suffered accelerated balance sheet impairments in the near term which lead to the need for more capital infusions and a reshuffling of management. The Fund sold out of the stock as this was a clear sign of a stressed business model in this environment.

Despite poor short-term performance, the Fund continues to hold Canadian Oil Sands Trust, an oil, gas and consumable fuels provider. The company experienced escalating operating costs in its synthetic crude projects. The Fund sold out of the position earlier in the reporting period but repurchased it in the third quarter as we believe the company remains an attractive long-term investment.

KKR Financial Holdings LLC, a financial services company, harmed Fund performance as it suffered impairments on its balance sheet large enough to impede additional sources of funding. Management also will be limited in any new deal-making potential in the leverage loan market. The Fund sold out of the stock.

Oil, gas and consumable fuels provider ConocoPhillips suffered from a litany of items including lower oil and gas prices, Russian market risk (through its stake in Lukoil), and poor refining and marketing margins. All of these events led to a temporary suspension of their share buyback program. The Fund trimmed its position in the stock during the year.

Diamond Offshore Drilling Inc. produces energy equipment and services. Despite its long-term contracts, competition is forcing Diamond to renew expired contracts at lower rates. We reduced some of the Fund’s exposure in the stock but still hold the position as we continue to find the company an attractive investment.

6

Performance Summary and Commentary
Eagle International Equity Fund

Meet the managers  |  Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its affiliate, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s portfolio managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 14.34% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, underperforming the Fund’s benchmark index, which returned 34.10% during the same period. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex- US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 6, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  During the period, the Eagle International Equity Fund underperformed its benchmark. Our defensive positioning, which was initially supportive to relative results, led the Fund to underperform as markets suddenly advanced. In early March, negative sentiment previously targeted at the banking sector and other areas quickly began to turn more hopeful. A sudden and dramatic move forward in financials, emerging markets and more cyclical industries led the Fund to underperform given its underrepresentation and allocation within many of these sectors as well as a focus on companies that we deemed as having higher-quality balance sheets. As fundamentals improved, we moved to reduce the defensive positioning between the Fund and the benchmark, but the speed and magnitude at which markets turned left a negative imprint on relative results.

7

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

For the first two months of the reporting period, the Fund’s more defensive stance proved beneficial to results versus its benchmark. Specifically, the higher than normal cash position and large underweight to financials in the developed markets (many of which we deemed as technically insolvent) supported returns over this period despite declines in banks held in Central and Eastern Europe. Moving into 2009, markets resumed their dramatic declines amid a highly uncertain economic environment up until early March. While the Fund’s defensive positioning with respect to cash holdings and an underweight to developed market financials continued to be of benefit, these effects were negated by an underweight to emerging Asia and Latin America (in particular Brazil) which outperformed the benchmark, as well as underperformance in Central and Eastern Europe.

Most of the underperformance versus the benchmark for the reporting period occurred from early March through the end of June. Beginning on March 10, markets began a massive rally amid better news on the financial sector front. The United States Treasury Department announced plans to remove toxic assets from banks’ balance sheets and investors awaited impending changes in mark-to-market rules from the Financial Accounting Standards Board. Against this backdrop, the financials sector staged a powerful rally and the Fund’s underweight to this sector, as well as its quality bias, proved costly to the Fund’s performance as the environment suddenly shifted toward risk-seeking versus risk-aversion. Although the Fund had purchased companies which were more cyclical in nature with solid franchises (e.g. materials, select industrials) ahead of and during the market turnaround, banks far outperformed such companies due to the very generous government handouts and dramatic short-covering in these names, which far exaggerated the magnitude and speed of the moves. The underweight to emerging markets in Asia and Brazil also detracted from the Fund’s performance over this period. On a positive note, stock selection within the materials sector, particularly in metals and mining companies in Australia, Canada and the United Kingdom contributed to results amid expectations that stimulus efforts would begin to take hold, leading to increased demand for raw materials. Additionally, Central and Eastern Europe began to rebound as credit and liquidity concerns began to ease.

During the final four months of the reporting period, performance began to stabilize versus the benchmark as the Fund reduced its defensive positioning. Specifically, the Fund increased exposure to emerging markets in Asia and Latin America as the cyclicality of these regions geared to the global recovery are likely to continue to gain momentum amid massive stimulus efforts worldwide. The Fund also increased its exposure to developed market banks preferring to participate through the purchase of larger companies across several markets, affording us the opportunity to quickly reposition if necessary. The headwinds that plagued the financial sector during the market upheaval have abated. The steep yield curve environment has improved profitability prospects for banks and increases in the overall level of capital in the system have improved the sector’s overall health. The Fund also reduced holdings in defensive-type companies with stretched valuations and began purchasing firms we believe have not participated in the rally to the same degree.

We have transitioned the Fund to take advantage of sectors and companies which may benefit from the dynamics unfolding in the Asian emerging markets. This has led us to favor companies and countries linked to the commodity/materials sector given continued stimulus spending in the emerging markets. We also favor industrial companies such as airports and seaports which we have long viewed as quasi-monopolies. In addition, we find the cement industry attractive from a valuation perspective.

Over the longer term, we continue to view emerging markets in Asia and Latin America as closely linked to global imbalances (i.e. overspending in the U.S.), creating market vulnerabilities. However, the cyclicality of these regions may continue to support investments there. In China, we increased the Fund’s weighting to the banking sector in order to benefit from a recovery of the local economy as well as attractive valuations. The government is taking steps to move the country from one that is export oriented to a more consumer-driven model, but this monumental process should take years.

8

Performance Summary and Commentary
Eagle Large Cap Core Fund

Meet the managers  |  Richard Skeppstrom, John “Jay” Jordan, CFA, Craig Dauer, CFA, and Robert Marshall at Eagle Asset Management, Inc. (“Eagle”) have been Co-Portfolio Managers of the Eagle Large Cap Core Fund (the “Fund”) since inception. Mr. Skeppstrom is a Managing Director at Eagle and has 18 years of investment experience. Mr. Jordan, Mr. Dauer and Mr. Marshall have 18, 15 and 22 years of investment experience, respectively.

Investment highlights  |  The Fund invests primarily in common stocks. When identifying investments for the Fund, the portfolio managers use a “bottom-up” research process that is combined with a proprietary relative-valuation discipline. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In general, the portfolio managers seek to select securities, that, at the time of purchase, have above-average expected returns and at least one of the following characteristics: projected earnings growth rate at or above the benchmark index, above-average earnings quality and stability, or a price-to-earnings ratio comparable to the benchmark index.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 13.68% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, outperforming the Fund’s benchmark index, which returned 9.80% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 5/2/05 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund benefited from strong absolute returns in the information technology and consumer discretionary sectors. Companies in these sectors benefited from improved earnings in the early phases of the recovery cycle. In addition, the Fund realized a strong return from a single telecommunication services holding which was purchased during the reporting period and later sold for a significant gain.

Relative to the Fund’s benchmark, the financials sector was the strongest performer reflecting excellent stock selection and timing of trades. Since the recession was triggered by housing price declines and sub-prime mortgage losses that spread to the credit markets in general, the financial sector bore the brunt of the declines through early March. As investor sentiment turned positive, the sector rebounded above the benchmark.

9

Performance Summary and Commentary
Eagle Large Cap Core Fund (cont’d)

Positive stock selection and a significant overweight position in the outperforming consumer discretionary sector contributed to the Fund’s relative outperformance of the benchmark. Telecommunication services outperformed the benchmark due to the timing of trades in certain stocks.

The only sector detracting from absolute and relative Fund returns was the healthcare sector as these stocks are impacted by the continued healthcare debate. The materials sector underperformed relative to the benchmark due to a lack of exposure to a strong benchmark sector. Finally, cash reserves relative to the strong market performance detracted from the Fund’s return.

Top performers  |  Sprint Nextel, a communication service provider to a wide range of consumers and business, boosted the Fund’s returns during the reporting period. After increasing the Fund’s position at the beginning of the period at depressed values, the Fund sold off a portion of its position later in the year after the stock price more than doubled.

In February, the Fund added retailer Macy’s to the portfolio. The stock performed well as it benefited from positive management earnings guidance and the attraction of consumer cyclicals in a strong market anticipating economic recovery. The Fund continues to invest in the company.

Performance in Tyco International, a security services company, was helped by recurring revenue businesses in a difficult environment. In addition, strong cost controls by management made this stock an attractive investment and the Fund continued to add to its position during the year.

The Fund benefited from a strong performance in Adobe Systems, a software developer. The stock was sold after it reached our valuation goals.

Shares in investment bank Morgan Stanley were purchased in October 2008 at the height of the investment bank panic. At the time, the stock was extremely undervalued by all measures, especially given its relatively limited exposure to the worst of the toxic assets. The Fund sold the position later in the year after the stock price rebounded, posting a healthy gain.

Under performers  |  Industrial, media and financial services conglomerate General Electric Company hindered Fund performance. The combination of credit fears at subsidiary General Electric Capital Corporation coupled with lower earnings out of the industrial businesses due to a global economic slowdown drove both earnings and valuations lower. The Fund still holds the position as we believe the stock appears undervalued in relation to the company’s earning power and as industrial and credit markets gradually improve.

Genzyme Corporation, a biotechnology company, reported lower than expected third quarter earnings. The stock price suffered on news that an important drug patent was delayed along with the shutdown of one of its major production plants. The Fund still holds the position as we believe the company has made progress on getting its Cerezyme and Fabrazyme products back on the market following the plant shutdown.

Along with other banks, Bank of America Corporation got caught up in the banking sector collapse. Its stock price also suffered after its acquisition of Merrill Lynch, which significantly impaired its capital. The Fund sold the stock in April following the company’s disconcerting first quarter report, and repurchased it at a compelling price in May after the company raised the majority of the required capital.

Investment bank JP Morgan Chase & Company’s share price suffered in the global banking sector collapse and experienced extreme selling pressure through February. The Fund continues to hold this stock as we consider the company the strongest-positioned bank to participate in the gradual banking recovery as the global economy strengthens.

Like the finance sector in general, SunTrust Banks, Inc. experienced extreme selling pressure through February as credit conditions continued to deteriorate and job losses mounted during the depth of the recession. Finance sector prices began to recover during March in anticipation of gradual economic stabilization. The Fund held the position through the end of the reporting period.

10

Performance Summary and Commentary
Eagle Mid Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has 32 years of investment experience. Christopher Sassouni, DMD, with 20 years of investment experience and Eric Mintz, CFA, with 14 years of investment experience, have been Assistant Portfolio Managers since 2006 and 2008, respectively.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The portfolio managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s portfolio managers believe that conducting extensive research on mid cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 14.06% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, underperforming the Fund’s benchmark index, which returned 22.48% during the same period. The Fund’s benchmark index, the Russell Midcap® Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 6, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund underperformed its benchmark index during the reporting period. Investments in the information technology (“IT”), industrials, healthcare and materials sectors trailed the benchmark. In the IT sector, relative returns were damaged by the Fund’s investments in IT services and semiconductors, which were the weaker industries in the sector. Investments in the construction and engineering industry along with the commercial services and supplies industry had detrimental performance on an absolute basis and pulled down overall industrials returns as investors remained concerned about the severity of the housing crisis. The Fund’s overweight position in the underperforming biotechnology industry hurt returns in the healthcare sector. Underperformance of the Fund’s investments in the chemicals industry damaged relative returns in the materials sector.

11

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

Investments that showed positive absolute and relative returns were in the consumer discretionary, energy and financials sectors. The Fund’s investments in the luxury goods, internet and catalog retail industries, along with hotel, restaurant and leisure industries were strong performers despite continued high unemployment, depressed housing prices and tight credit. Energy equipment and services companies rallied with the price of oil, while the Fund’s overweight position in financials benefited from improvements in the capital markets.

Under performers  |   Biotechnology company Celgene Corporation underperformed expectations during the period as concerns about increasing unemployment affecting prescription volume and healthcare reform caused the stock to decline. The Fund continues to hold the position as the company provides a lifesaving therapy for a difficult to treat form of cancer and this product is in the early stages of international expansion.

CF Industries Holdings is a manufacturer of fertilizer products. The stock declined dramatically during the financial meltdown that occurred during the last quarter of the 2008 calendar year on fears of slower global growth prospects. The Fund sold out of the position.

Cliffs Natural Resources, a producer of iron ore, was sold out of the portfolio during the period. The stock’s price reflected continued concerns about muted growth expectations as the expense outlook for 2009 was not favorable.

The Fund sold out of its position in Corrections Corporation of America which owns, operates and manages prisons and other correctional facilities. The company announced lower-than-expected earnings guidance for 2009.

Eclipsys Corporation, a healthcare IT company, was sold out of the Fund when pre-announced fourth quarter revenue and earnings were lower than expected and the company set lower than expected 2009 revenue and earnings guidance due to challenging macroeconomic conditions.

Top performers  |  Freeport-McMoRan Copper and Gold is a mining company. During the period, the stock price appreciated due to a more positive outlook for copper prices.

Netflix is an online DVD rental service who beat earnings and revenue expectations. The company continues to increase its market share as consumers seem to favor renting versus buying DVDs.

Luxury goods producer Coach Inc. contributed to positive returns for the Fund as the company implemented cost cutting initiatives and, as a result, exceeded earnings expectations. The company has learned to adjust its strategy to the changing economic environment. We believe that it continues to remain an appealing investment going forward.

Online retail broker TD Ameritrade Holding Corporation performed well as it was able to retain clients and increase assets despite the tough macro conditions.

Bally Technologies manufactures gaming equipment and systems. This company is in the consumer discretionary sector and is capturing domestic market share, growing its international presence, and expanding its margins. As economic conditions improve, we believe the company is in a position to accelerate its earnings.

The Fund continues to hold all of these top performers.

12

Performance Summary and Commentary
Eagle Mid Cap Stock Fund

Meet the managers  |  Todd L. McCallister, Ph.D., CFA, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Mr. McCallister has 22 years of investment experience and has managed the Fund since its inception. Stacey Serafini Thomas, CFA, is a Vice President at Eagle and served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager. Ms. Thomas has more than 12 years of investment experience.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The portfolio managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 15.05% (excluding front-end sales charges) during the fiscal year ended October 31, 2009, underperforming the Fund’s benchmark index, which returned 18.18% during the same period. The Fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 16, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  During the reporting period, the Fund underperformed its benchmark index. The strong market rebound off its March 2009 lows was led by low market-cap, low returns on equity, low prices and non-earning stocks. This behavior is typical of economic recoveries and resembles the stock-return patterns we witnessed in 2003 when the economy last experienced a recovery. As in 2003, the Fund had a difficult time keeping up with the indices in this type of market rally.

The Fund posted its best absolute returns in the materials and information technology sectors. In materials, signs of a market recovery encouraged investors into more cyclical investments which should benefit from a restocking of inventories. In information technology, the communications equipment and software industries performed best.

On a relative basis, the Fund’s holdings in the poor-performing financials sector strongly outperformed the benchmark as we

13

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

invested in diversified financial services companies and avoided banks during the financial crisis. The Fund’s bank and thrift holdings were added in the spring and were purchased for less than book value while reporting considerably lower losses than their peers. The Fund’s underweight position and positive stock selection in the underperforming utilities sector also led to relative outperformance.

The Fund lagged its benchmark in the industrials and consumer discretionary sectors. Industrials saw weakness this year in commercial services and machinery. The Fund’s waste removal and machinery holdings performed defensively at the beginning of the reporting period but soon fell as investors looked for more speculative investments.

In consumer discretionary, the Fund underperformed the benchmark in the diversified consumer services, catalog retail and specialty retail industries. In the diversified consumer services industry, the Fund was hurt by stock selection. The Fund did not own any catalog retailers this year and missed a large jump there. In specialty retail, the Fund’s holdings, while showing positive absolute performance, underperformed the index.

Under performers  |  Pactiv Corporation, a containers and packaging manufacturer, suffered earlier in the reporting period due to concerns regarding sales and the company’s pension plan. Investors were worried about the potential need for significant future contributions to the plan in future years. The company’s packaging business has been in relatively good shape during 2009 and the stock mounted a comeback. The Fund sold the stock in August.

Service Corporation International, Inc. is the largest single provider of funeral, cremation and cemetery services in the country. Its stock price declined throughout the year despite its relatively stable business model. The Fund sold the position because we believe that pre-death purchases of cemetery plots and coffins will be significantly weaker and because of concerns related to the company’s debt load.

Insurance provider Unum Group traded down and was sold out of the Fund after an article was published in an accounting journal questioning the company’s reliance on its customer’s employment levels amid the deteriorating job market. Furthermore, the company’s chief financial officer stepped down at the time of the release of the company’s earnings. We felt that broader economic problems would hamper this company as they are reliant on employment levels for disability and group life insurance participants.

NCR Corporation is a technology firm that helps companies interact with their customers primarily through ATMs, point-of-sales systems, and self service kiosks. The Fund sold the company’s stock after disappointing earnings were announced. The company continues to wrestle with a difficult economic environment for both the consumer and business.

Lincare Holdings, an oxygen provider, had been in a battle over Medicare reimbursements. The Fund sold the position to reduce our healthcare weighting, as we were worried about a worst-case scenario in which reimbursement cuts would slash $120 million to $150 million from earnings in the next year.

Top performers  |  Celanese Corporation is a chemicals producer that has a market leader position in most of the products that it sells. It is the world’s largest producer of acetyls, including acetic acid, vinyl acetate monomer and polyacetals. The company has a high free-cash-flow yield and was trading at a very cheap valuation before the Fund purchased it. The company had problems with inventory destocking at the end of last year, which seem to be over. The company’s end markets also are showing signs of improving. Two-thirds of sales are generated outside of North America. The Fund sold this stock for a gain.

IntercontinentalExchange, Inc. operates global commodity and financial products exchanges. The company saw marked improvement in commissions from energy futures in the past quarters and has seen growth in its credit-default swaps. In the middle of June, IntercontinentalExchange U.S. Trust LLC passed the $1 trillion mark of cleared credit-default swaps. The Fund continues to hold this stock.

TJX Companies retails off-price apparel and home fashions through its T.J. Maxx, Marshalls, Home Goods and A.J. Wright stores. The company has benefited in this slower economic environment as consumers have traded down and their new inventory costs have decreased. We continue to like the business model and management team and the Fund still owns the stock.

Adobe Systems has a very strong software franchise. The Fund purchased the stock in the spring when its price decrease lowered the company’s market value into the mid-cap range. This is a good example of a stock that has fallen into our range, yet, does not appear to be experiencing a fundamental problem with its business. The Fund sold Adobe Systems for a gain.

CME Group, the world’s largest derivatives exchange, rallied throughout the end of the reporting period as the volume of contracts has continued to trend up from the beginning of the year. While overall volume is down from last year, we are encouraged by the current build up in open interest, which tends to lead volume. In addition, Clearport, a clearing system for over-the-counter energy swaps, is growing at a tremendous pace (over 40% compared to last year) as counterparties are trying to mitigate bilateral risk. The Fund continues to hold the stock.

14

Performance Summary and Commentary
Eagle Small Cap Core Value Fund

Meet the managers  |  David M. Adams, CFA, Lead Portfolio Manager, and John “Jack” McPherson, CFA, Co-Portfolio Manager, are Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”) and have been responsible for the day-to-day management of the Eagle Small Cap Core Value Fund (the “Fund”) since its inception. Both Mr. Adams and Mr. McPherson have 19 years of investment experience.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization companies. Using a value approach to investing, the Fund’s portfolio managers seek to capture capital growth by selecting securities that the portfolio managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the portfolio managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 15.75% (excluding front-end sales charges) from November 3, 2008 (commencement of operations) to October 31, 2009, outperforming the Fund’s benchmark index, which returned 6.26% during the same period. The Fund’s benchmark index, the Russell 2000® Index, is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/3/08 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 17, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  On an absolute basis, the positive performance for the reporting period was due to strong stock selection, primarily in the software and services area of the information technology sector. Energy also contributed as the Fund owned companies with a reliance on global oil markets in the oilfield service sector which benefited from a rebound in oil prices over the past year. Investments in the consumer discretionary and consumer staples sectors performed positively as many high-quality companies were significantly oversold at the end of calendar year 2008 as fears that a complete consumer slowdown and rising U.S. dollar would be a negative drag went well beyond what our companies eventually experienced. Lastly, the Fund benefitted in the materials sector with the strong performance of the precious metal group, driven significantly by the rise in the price of gold. The only sector causing a slight drag on performance from an absolute basis was the healthcare sector. The Fund’s holdings in pharmaceutical and biotechnology companies were down more

15

Performance Summary and Commentary
Eagle Small Cap Core Value Fund (cont’d)

significantly than the slight underperformance of our healthcare service holdings.

Relative to the Russell® 2000 benchmark index, the Fund had significant outperformance in the financials sector. The Fund held an underweight position in banks and those positions significantly outperformed for the benchmark, which was down 35%. The Fund also benefited from an overweight position in the energy sector coupled with superior stock selection, primarily in oilfield service companies. In the information technology sector, the Fund was overweight and outperformed the benchmark on the basis of strong performance from the software and services industry. Finally, the Fund’s underweight position and strong stock selection in the lagging industrials sector helped relative performance, primarily due to appreciation of investments in capital goods related companies. Detracting from relative performance were investments in healthcare, largely due to underperformance and an underweight position in the pharmaceuticals, biotechnology and life sciences industries. The Fund also underperformed the benchmark in the consumer discretionary sector due largely to an overweight position in media companies that underperformed both the sector and media industry group for the year.

Top performers  |  IAMGOLD Corporation is in the precious metal (primarily gold) exploration and production business worldwide. The company’s turnaround continues as they have benefited from the rise in gold prices as well as some key acquisitions that should help grow their gold production over the next few years. The Fund continues to hold a position, but has scaled back its position at a profit.

URS Corporation is an engineering, construction and technical services firm serving many industries and government entities. They have won a significant number of new contracts. In addition, the stock valuation reflects the belief a the company should benefit through design work in conjunction with the Obama administration stimulus package’s focus on infrastructure. The Fund sold part of its position for a significant gain during the reporting period.

Oceaneering International, Inc., an oilfield equipment and services company, appreciated as a relatively strong operating fundamentals outlook offset negative investor sentiment towards energy stocks. We believe the company’s position in the deep offshore market, where contracts tend to be longer-term in nature, and less commodity price sensitive near-term, is particularly positive for the company. The Fund continues to own the stock.

Euronet Worldwide, Inc. provides payment solutions including middleware, outsourcing and consulting services. After a period of underperformance and negative earnings revisions during the height of the financial crisis, we believe the company is poised to return to growth in revenue and earnings. The Fund maintains a position.

SPSS Inc. is a software company that specializes in business intelligence systems, which provide customers with software tools to help them with predictive analytic solutions to develop models and prepare and report results. Over the past several years management had built a global business, which they sold for cash and at a greater than 40% premium to its stock price. The deal closed in October, and the Fund no longer owns shares.

Under performers  |   1-800-Flowers.com Inc. operates as a gift retailer, primarily in the floral business through the internet. Like many consumer companies, 1-800-Flowers revenues have slowed dramatically, but the Fund continues to hold the position as we believe management’s ability to cut costs should allow the company to remain profitable through the trough of their business cycle.

Psychiatric Solutions Inc. is a provider of inpatient behavioral healthcare services. After reporting fourth quarter 2008 earnings, the company guided 2009 earnings per share down slightly, and investors sold the stock heavily. Similarly, upon reporting third quarter 2009 earnings, management disclosed a one-time incurred cost not anticipated by investors, causing another sell-off. The Fund added to its position in both cases, firmly believing the reaction was not commensurate with the company’s valuation and fundamentals.

Cubist Pharmaceuticals Inc. is a biopharmaceutical company with the drug Cubicin as its primary source of revenue, which is growing over 25% on a 2009 revenue estimate. Shares have come under pressure due to a patent infringement case Cubist has filed against TEVA Pharmaceuticals. We believe the fears surrounding the patent case are overdone and continue to maintain the stock in the Fund.

Cross Country Healthcare Inc. is a healthcare staffing company focused on traveling nurses and allied health workers, along with a national temporary physician staffing practice. The nursing and allied divisions have been very weak with placements, leading to revenue and earnings shortfalls over the past year. The Fund trimmed, but maintained, a position during the period.

Microsemi Corporation designs and manufactures analog, mixed-signal and discrete semiconductors. The company was negatively affected by the overall downturn in demand for semiconductors due to the economy. Microsemi Corporation maintained solid profitability due to its exposure in military and space applications. The Fund maintains a position in the company.

16

Performance Summary and Commentary
Eagle Small Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Mr. Boksen has 32 years of investment experience. Eric Mintz, CFA, has 14 years of investment experience and has been Assistant Portfolio Manager since 2008.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization companies. Using a “bottom-up” approach, the Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-cap companies, the portfolio managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 11.46% (excluding front-end sales charges) during the fiscal year ended October 31, 2009. The Fund outperformed its primary benchmark index, the Russell 2000® Growth Index, which returned 11.34% as well as its secondary benchmark index, the Russell 2000® Index, which returned 6.46% during the reporting period. Effective November 1, 2008, the Fund replaced its benchmark index, the Russell 2000® Index, with the Russell 2000® Growth Index. When evaluating long term performance, the Fund’s portfolio managers believe the Russell 2000® Growth Index better reflects the investment style of the Fund. The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Growth of a $10,000 Investment from 11/1/99 to 10/31/09 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On November 6, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund’s absolute performance was aided by its holdings in the information technology and consumer discretionary sectors. In information technology, the Fund outperformed on an absolute and relative basis as a result of its investments in software and semiconductor stocks, which rallied in anticipation of improving business conditions. In the consumer discretionary sector, the Fund’s holdings in the hotel, restaurant and leisure and luxury goods industries contributed to performance, despite continued high unemployment data, negative home equity and tightening of consumer credit.

17

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

The Fund also had strong performance relative to its primary benchmark in the energy, materials and industrials sectors. In energy, the Fund’s overweight position in equipment and services and underweight position in oil, gas and consumable fuels boosted relative performance. In the materials sector, we supported our constructive view on agriculture and cyclical business with an overweight position in the chemicals industry. The Fund benefited from an underweight position in the underperforming industrials sector, and specifically, avoiding the lagging industries in that sector.

The Fund’s investments in financials hurt performance during the year. In the financials sector, the stock prices of commercial banks declined and led to underperformance relative to the benchmark. Finally, the Fund’s investments in the healthcare providers and services industry led to underperformance relative to the benchmark in the healthcare sector.

Top performers  |  Rovi Corporation is a software company that, despite the economic downturn headwinds, posted growth in its core product and new product opportunities.

Shares in gaming equipment manufacturer Bally Technologies gained as the company is capturing domestic market share and growing its international presence. We feel that the stock is poised for accelerated earnings as market conditions improve.

Huntsman Corporation, a chemical manufacturer, settled its lawsuit with Hexion Specialty Chemicals, Inc. and now has enough cash to weather the economic storm. We believe the company should be able to produce strong returns in an economic recovery.

TIBCO Software, a provider of infrastructure software solutions, advanced as it has a strong recurring revenue model. Software maintenance requires its customers to make ongoing expenditures.

Quality Systems, Inc., which develops information processing systems for medical and dental practices, substantially exceeded its revenue and profit targets. Further, the company has benefited from positive investor sentiment following the passage of the stimulus act, which has funded initiatives to automate medical records.

The Fund still owns each of the above stocks.

Under performers  |  SVB Financial Group is a niche bank that disclosed information about a $69 million troubled loan with a venture capital client. The Fund sold the stock as this disclosure shook our belief about the level of troubled assets in their sub-prime loan portfolio.

Shares in prison operator Corrections Corporation of America fell as the company announced lower than expected earnings guidance for 2009. The Fund sold its shares in the company.

ICON PLC is a contract-research organization whose stock declined due to concerns that the financial crisis would hurt its biotechnology company customers. The Fund continues to hold the stock as the company has a stellar reputation for quality and we believe that the share price may have overestimated the company’s exposure to its cash-strapped customers.

Cliffs Natural Resources is a producer of iron ore that underperformed expectations. Its stock price was under pressure due to concerns about muted growth expectations resulting from an increased cost outlook in 2009. The Fund no longer owns the stock.

Quaker Chemical Corporation is a specialty chemical supplier to the steel, metalworking and aerospace industries. The tough economic climate and concerns over high raw material costs pushed the stock price lower and the Fund sold the stock.

18

Investment Portfolios

10.31.2009

EAGLE CAPITAL APPRECIATION FUND
Common stocks—99.2% (a)	Shares	Value
Advertising—0.9%
Lamar Advertising Company, Class A*	173,588	$4,218,188

Apparel—1.5%
Nike, Inc., Class B	118,700	7,380,766

Banks—2.4%
Morgan Stanley	363,087	11,662,354

Beverages—4.1%
PepsiCo, Inc.	331,809	20,091,035

Biotechnology—1.9%
Gilead Sciences, Inc.*	215,877	9,185,566

Commercial services—5.2%
The Western Union Company	661,128	12,012,696
Visa Inc., Class A	176,901	13,402,020

Computers—4.4%
Apple, Inc.*	112,500	21,206,250

Cosmetics/personal care—3.7%
The Procter & Gamble Company	313,439	18,179,462

Electronics—2.2%
Thermo Fisher Scientific Inc.*	235,276	10,587,420

Financial services—6.6%
CME Group Inc.	61,417	18,585,398
The Charles Schwab Corporation	778,129	13,492,757

Healthcare products—9.8%
Baxter International Inc.	286,639	15,495,704
Johnson & Johnson	309,947	18,302,370
St. Jude Medical, Inc.*	413,800	14,102,304

Internet—3.8%
Equinix Inc.*	219,195	18,701,717

Lodging—1.6%
Marriott International, Inc., Class A	311,996	7,818,620

Oil & gas—4.0%
EOG Resources Inc.	47,400	3,870,684
Occidental Petroleum Corporation	63,300	4,803,204
Suncor Energy Inc.	330,240	10,904,525

Oil & gas services—3.8%
Schlumberger Ltd.	296,842	18,463,572

Pharmaceuticals—5.4%
Express Scripts Inc.*	226,700	18,117,864
Teva Pharmaceutical Industries Ltd., Sponsored ADR	159,865	8,069,985

Real estate—2.1%
CB Richard Ellis Group Inc., Class A*	990,632	10,253,041

Retail—6.4%
Costco Wholesale Corporation	217,248	12,350,549
Lowe’s Companies, Inc.	348,137	6,813,041
Target Corporation	245,100	11,870,193

Savings & loans—1.4%
People’s United Financial Inc.	435,500	6,981,065

Semiconductors—3.0%
Broadcom Corporation, Class A*	542,700	14,441,247

Software—8.9%
Electronic Arts Inc.*	338,378	6,172,015
Microsoft Corporation	668,950	18,549,984
Oracle Corporation	874,538	18,452,752

Common stocks—99.2% (a)	Shares	Value
Telecommunications—16.1%
American Tower Corporation, Class A*	741,450	$27,300,189
Crown Castle International Corporation*	962,028	29,072,486
QUALCOMM Inc.	528,040	21,866,138
Total common stocks (cost $410,571,400)		482,777,161

Repurchase agreement—0.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $3,633,003 on November 2, 2009, collateralized by $3,660,000 United States Treasury Notes, 1.75% due November 15, 2011 (market value $3,749,287 including interest) (cost $3,633,000)		3,633,000

Total investment portfolio (cost $414,204,400) 100.0% (a)		$486,410,161

* Non-income producing security (a) Percentages indicated are based on net assets of $486,558,402.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	28.3%
Communications	20.8%
Technology	18.1%
Financial	12.5%
Consumer, cyclical	9.5%
Energy	7.8%
Industrial	2.2%
Cash	0.8%

EAGLE GROWTH & INCOME FUND
Common stocks—78.3% (a)	Shares	Value
Domestic—47.4%
Aerospace/defense—0.8%
The Boeing Company	22,600	$1,080,280

Agriculture—2.3%
Philip Morris International Inc.	70,200	3,324,672

Banks—6.8%
CVB Financial Corporation	33,400	267,534
Fifth Third Bancorp	239,271	2,139,083
JPMorgan Chase & Company	65,652	2,742,284
KeyCorp	218,400	1,177,176
SVB Financial Group*	32,500	1,340,625
U.S. Bancorp	85,200	1,978,344

Beverages—2.2%
The Coca-Cola Company	58,800	3,134,628

Biotechnology—1.5%
Gilead Sciences, Inc.*	49,700	2,114,735

Commercial services—2.0%
Paychex, Inc.	98,700	2,804,067

The accompanying notes are an integral part of the financial statements	19

Investment Portfolios

10.31.2009

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—78.3% (a)	Shares	Value
Computers—3.8%
Apple, Inc.*	7,435	$1,401,498
Dell Inc.*	270,800	3,923,892

Electric—2.5%
Entergy Corporation	46,200	3,544,464

Financial services—2.0%
AllianceBernstein Holding LP	102,700	2,770,846

Food—1.6%
Sysco Corporation	87,800	2,322,310

Healthcare products—1.0%
Varian Medical Systems, Inc.*	34,788	1,425,612

Insurance—3.4%
Hartford Financial Services Group, Inc.	137,300	3,366,596
Mercury General Corporation	39,000	1,421,940

Oil & gas—1.6%
ConocoPhillips	31,800	1,595,724
Diamond Offshore Drilling, Inc.	6,600	628,650

Pharmaceuticals—2.3%
Eli Lilly & Company	95,275	3,240,303

REITs—1.5%
Chimera Investment Corporation	390,400	1,362,496
Invesco Mortgage Capital Inc.	45,199	901,268

Retail—2.3%
McDonald’s Corporation	55,700	3,264,577

Software—6.6%
ANSYS, Inc.*	34,000	1,379,720
Eclipsys Corporation*	107,000	2,006,250
Fiserv, Inc.*	43,900	2,013,693
Microsoft Corporation	141,100	3,912,703

Telecommunications—2.0%
AT&T Inc.	109,300	2,805,731

Television, cable & radio—1.2%
Comcast Corporation, Class A	122,100	1,711,842
Total domestic common stocks (cost $69,425,667)		67,103,543

Foreign—30.9% (b)
Banks—1.2%
Mitsubishi UFJ Financial Group Inc., Sponsored ADR	315,700	1,676,367

Chemicals—0.9%
Nufarm Ltd.	131,000	1,339,742

Computers—0.8%
Research In Motion Ltd.*	20,600	1,209,838

Electric—0.9%
Enel SpA	209,100	1,246,573

Entertainment—1.0%
Berjaya Sports Toto Bhd	1,112,600	1,398,967

Financial services—2.0%
Hong Kong Exchanges and Clearing Ltd.	158,500	2,786,390

Food—1.6%
Metcash Ltd.	533,600	2,246,802

Insurance—3.7%
ACE Ltd.	62,145	3,191,767
AXA SA	81,800	2,032,824

Common stocks—78.3% (a)	Shares	Value
Internet—1.0%
Baidu Inc., Sponsored ADR*	3,600	$1,360,512

Multimedia—0.9%
Pearson PLC	98,554	1,341,370

Oil & gas—3.8%
Canadian Oil Sands Trust	46,400	1,251,284
ENI SpA	63,000	1,561,956
Petroleo Brasileiro SA, Sponsored ADR	28,600	1,321,892
Total SA	22,100	1,315,981

Pharmaceuticals—3.0%
Actelion Ltd.*	23,700	1,306,369
Novartis AG	55,200	2,879,410

Telecommunications—10.1%
Amdocs Ltd.*	119,400	3,008,880
China Mobile Ltd.	140,500	1,315,632
France Telecom SA	37,066	916,488
Telefonica SA	125,200	3,494,567
Telstra Corporation Ltd.	1,199,300	3,572,899
Vodafone Group PLC	887,535	1,963,669
Total foreign common stocks (cost $38,602,597)		43,740,179
Total common stocks (cost $108,028,264)		110,843,722

Preferred stocks—1.7% (a)
Banks—1.7%
Bank of America Corporation, FRN, 0.76%, Series H	60,000	815,400
Fifth Third Bancorp, 8.50%, Series G (convertible)	14,200	1,611,700
Total preferred stocks (cost $1,958,343)		2,427,100

Corporate bonds—9.6% (a)	Principal amount	Value
Domestic—8.8%
Agriculture—0.9%
Altria Group Inc., 9.70%, 11/10/18	$1,000,000	1,231,167

Banks—0.5%
Fifth Third Capital Trust IV, 6.5% to 04/15/17, floating rate to 04/15/67	1,059,000	754,538

Electric—1.0%
Atlantic City Electric Company, 7.75%, 11/15/18	250,000	301,650
Entergy Gulf States, 6.0%, 05/01/18	1,000,000	1,042,872

Financial services—4.0%
General Electric Capital Corporation, 6.375% to 11/15/17, floating rate to 11/15/67	849,000	736,508
Glen Meadow Pass Through Trust, 144A, 6.505% to 02/15/17, floating rate to 02/12/67	1,359,000	1,032,840
Goldman Sachs Capital II, 5.793% to 06/01/12, floating rate to 06/01/43	1,602,000	1,191,488
Goldman Sachs Capital III, FRN, 1.13063%, 09/01/43	552,000	349,140
JP Morgan Chase Capital XXI, FRN, Series U, 1.43313%, 01/15/87	718,000	490,044
JP Morgan Chase Capital XXIII, FRN, 1.44%, 05/15/77	2,717,000	1,913,678

Insurance—2.4%
Hartford Financial Services Group Inc., 8.125% to 06/15/18, floating rate to 06/15/68	2,442,000	2,271,060
MetLife Capital Trust X, 144A, 9.25% to 04/08/38, floating rate to 04/08/68	1,000,000	1,090,000
Total domestic corporate bonds (cost $7,540,889)		12,404,985

20	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE GROWTH & INCOME FUND (cont’d)	Principal amount
Corporate bonds—9.6% (a)		Value
Foreign—0.8% (b)
Financial services—0.8%
Swiss Reinsurance Capital I LP, 144A, 6.854% to 05/25/16, floating rate to 05/29/49	$1,550,000	$1,193,500
Total foreign corporate bonds (cost $840,133)		1,193,500
Total corporate bonds (cost $8,381,022)		13,598,485

Convertible bonds—3.3% (a)
REIT—0.7%
Vornado Realty Trust, 2.85%, 04/01/27	1,000,000	965,000

Semiconductors—0.4%
ON Semiconductor Corporation, 2.625%, 12/15/26	580,000	549,550

Telecommunications—2.2%
Level 3 Communications, Inc., 6.0%, 03/15/10	3,000,000	3,007,500
Level 3 Communications, Inc., 2.875%, 07/15/10	68,000	66,640
Total convertible bonds (cost $3,926,107)		4,588,690
Total investment portfolio excluding repurchase agreement (cost $122,293,736)		131,457,997

Repurchase agreement—6.4% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $9,037,008 on November 2, 2009, collateralized by $9,355,000 United States Treasury Notes 1.875% due April 30, 2014 (market value $9,335,521 including interest) (cost $9,037,000)		9,037,000
Total investment portfolio (cost $131,330,736) 99.3% (a)		$140,494,997

* Non-income producing security (a) Percentages indicated are based on net assets of $141,502,238. (b) Securities are U.S. dollar denominated.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At October 31, 2009, these securities aggregated $3,316,340 or 2.3% of the net assets of the Fund.

ADR—American depository receipt

FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.

REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Financial	30.8%
Communications	17.4%
Consumer, non-cyclical	16.9%
Technology	13.1%
Energy	5.4%
Other sectors	5.0%
Utilities	4.3%
Cash	6.4%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—96.7% (a)	Shares	Value
Australia—6.5%
Alumina Ltd.	75,947	$110,653
AMP Ltd.	21,081	110,115
Asciano Group	33,884	45,740
Australia & New Zealand Banking Group Ltd.	24,184	491,903
BHP Billiton Ltd.	32,957	1,082,215
BlueScope Steel Ltd.	42,360	111,272
Boral Ltd.	5,048	25,689
Brambles Ltd.	12,148	76,029
Commonwealth Bank of Australia	13,225	608,800
CSL Ltd.	5,527	155,377
Fortescue Metals Group Ltd.*	10,555	35,284
Foster’s Group Ltd.	24,828	120,958
Insurance Australia Group Ltd.	20,336	67,975
Leighton Holdings Ltd.	2,339	73,796
Macquarie Group Ltd.	2,689	116,807
Macquarie Infrastructure Group	28,066	36,095
National Australia Bank Ltd.	22,193	582,931
QBE Insurance Group Ltd.	6,347	127,747
Rio Tinto Ltd.	34,202	1,899,304
Suncorp-Metway Ltd.	10,196	79,330
Telstra Corporation Ltd.	21,684	64,600
Toll Holdings Ltd.	8,270	62,457
Wesfarmers Ltd.	9,696	238,895
Westfield Group	24,383	261,008
Westpac Banking Corporation	25,951	604,320
Woodside Petroleum Ltd.	6,840	287,390
Woolworths Ltd.	7,246	185,337

Austria—0.8%
Andritz AG	129	7,106
Erste Group Bank AG	2,986	119,983
OMV AG	14,890	615,971
Raiffeisen International Bank Holding AG	832	48,806
Telekom Austria AG	4,832	79,121
Voestalpine AG	2,890	98,504

Belgium—0.6%
Anheuser-Busch InBev NV	2,553	119,981
Belgacom SA	775	29,084
Dexia SA	7,986	66,446
Fortis	51,183	221,274
KBC Groep NV*	6,234	266,175

Bermuda—0.2%
Cnpc Hong Kong Ltd.	40,000	41,563
COSCO Pacific Ltd.	44,000	61,277
Seadrill Ltd.	2,825	59,007
Yue Yuen Industrial Holdings Ltd.	7,500	20,783

Brazil—0.9%
Banco do Brasil SA	1,571	25,158
BRF—Brasil Foods SA	2,698	65,398
Cia Siderurgica Nacional SA	4,885	161,669
Vale SA, Sponsored ADR	29,747	758,251

Britain—12.2%
Anglo American PLC	26,740	972,097
AstraZeneca PLC	6,682	300,338
Aviva PLC	27,010	169,119
Barclays PLC	125,998	659,227
BG Group PLC	10,222	176,219

The accompanying notes are an integral part of the financial statements	21

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—96.7% (a)	Shares	Value
Britain (cont’d)
BHP Billiton PLC	29,362	$794,145
BP PLC	128,863	1,213,598
British American Tobacco PLC	6,042	192,917
BT Group PLC	43,786	93,481
Cadbury PLC	22,539	283,908
Diageo PLC	36,530	595,376
Friends Provident Group PLC	54,247	72,651
GKN PLC	20,403	35,731
GlaxoSmithKline PLC	49,650	1,019,638
HSBC Holdings PLC	168,580	1,860,979
Imperial Tobacco Group PLC	6,400	188,610
Kingfisher PLC	15,616	57,126
Legal & General Group PLC	78,687	101,079
Lloyds Banking Group PLC	257,824	364,743
Lonmin PLC	2,999	71,423
Marks & Spencer Group PLC	20,938	117,324
Old Mutual PLC	87,471	151,805
Prudential PLC	20,956	190,144
Rio Tinto PLC	31,434	1,389,346
Rolls-Royce Group PLC	10,082	74,451
Royal Bank of Scotland Group PLC	249,767	170,671
Standard Chartered PLC	19,696	483,659
Tesco PLC	108,686	725,290
Vodafone Group PLC	554,436	1,226,684
Wolseley PLC	3,615	73,084
WPP PLC	49,817	446,755

Canada—4.3%
Agrium Inc.	3,670	170,739
Bank of Montreal	7,277	336,663
Bank of Nova Scotia	9,189	384,273
Bombardier Inc., Class B	32,367	131,317
Canadian Imperial Bank of Commerce	4,142	237,331
Canadian Oil Sands Trust	2,013	54,285
Canadian Pacific Railway Ltd.	3,616	156,731
EnCana Corporation	6,235	345,733
Finning International Inc.	1,572	23,187
IGM Financial Inc.	968	34,487
Ivanhoe Mines Ltd.*	5,736	61,810
Manulife Financial Corporation	9,021	169,240
National Bank of Canada	1,354	70,562
Nexen Inc.	4,071	87,586
Potash Corporation of Saskatchewan Inc.	3,631	338,620
Research in Motion Ltd.*	2,951	173,312
Royal Bank of Canada	10,787	546,303
Shoppers Drug Mart Corporation	1,479	58,761
Sun Life Financial Inc.	2,080	57,534
Suncor Energy Inc.	18,245	605,666
Talisman Energy Inc.	26,209	447,131
Teck Resources Ltd., Class B	8,268	240,005
The Toronto-Dominion Bank	6,009	342,530

Cayman Islands—0.1%
China Dongxiang Group Company	13,000	7,952
China Mengniu Dairy Company Ltd.	49,000	137,264
Foxconn International Holdings Ltd.*	49,000	43,394

China—4.6%
Aluminum Corporation of China Ltd.	32,000	34,858
Angang Steel Company Ltd.	32,000	58,036
Bank of China Ltd.	1,356,532	775,134

Common stocks—96.7% (a)	Shares	Value
Bank of Communications Company Ltd.	272,000	$324,896
Beijing Capital International Airport Company Ltd.	84,717	56,955
China Citic Bank	54,000	40,278
China Coal Energy Company	84,000	116,428
China Communications Construction Company Ltd.	53,000	57,261
China Construction Bank Corporation	1,574,854	1,352,916
China COSCO Holdings Company Ltd.	48,000	58,697
China Life Insurance Company Ltd.	82,864	381,945
China Merchants Bank Company Ltd.	52,500	134,716
China Petroleum & Chemical Corporation	537,443	451,955
China Railway Construction Corporation Ltd.	12,000	15,847
China Shenhua Energy Company Ltd.	20,500	91,490
China Shipping Development Company Ltd.	12,000	16,970
China Telecom Corporation Ltd.	131,334	58,047
Huaneng Power International Inc.	8,000	5,125
Industrial & Commercial Bank of China	879,676	699,683
PetroChina Company Ltd.	373,470	450,869
Ping An Insurance Group Company of China Ltd.	27,904	244,138

Czech—1.4%
Komercni Banka, AS	8,132	1,611,231

Denmark—0.7%
A.P. Moller-Maersk AS	25	169,820
Danske Bank AS	5,875	135,535
FLSmidth & Co. AS	673	35,427
Novo Nordisk AS, Class B	6,057	376,681
Vestas Wind Systems AS*	914	64,369

Finland—0.4%
Fortum Oyj	1,041	24,633
Kesko Oyj, Class B	2,023	67,337
Metso Oyj	2,454	68,461
Neste Oil Oyj	6,156	108,877
Nokia Oyj	8,737	110,248
Nokian Renkaat Oyj	1,037	22,121
Outokumpu Oyj	1,913	31,524
Stora Enso Oyj, Class R	12,865	97,693

France—9.1%
Accor SA	1,494	71,841
Aeroports de Paris	5,564	423,579
Alcatel-Lucent	34,188	127,876
Alstom SA	1,891	130,924
AXA SA	21,880	543,744
BNP Paribas	12,380	931,329
Bouygues SA	2,810	132,211
Carrefour SA	6,928	297,574
Casino Guichard-Perrachon SA	314	24,938
Cie Generale de Geophysique-Veritas*	1,074	21,345
Compagnie de Saint-Gobain	6,092	296,591
Credit Agricole SA	28,981	556,585
EDF SA	3,394	188,747
Eramet	45	14,012
France Telecom SA	21,881	541,027
GDF Suez	8,650	362,013
Groupe Danone SA	8,490	510,117
Lafarge SA	3,529	287,977
L’Oreal SA	1,973	201,081
LVMH Moet Hennessy Louis Vuitton SA	1,913	198,459
Michelin (CGDE), Class B	1,399	103,671
Natixis	15,265	85,596
Pernod-Ricard SA	792	66,102

22	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—96.7% (a)	Shares	Value
France (cont’d)
Peugeot SA	4,081	$132,911
PPR	770	84,000
Publicis Groupe SA	3,394	129,124
Renault SA	6,189	276,693
Sanofi-Aventis SA	8,938	653,304
Schneider Electric SA	2,061	214,072
Societe Generale	10,814	718,265
Total SA	21,143	1,258,997
Vallourec SA	803	126,970
Veolia Environnement	4,402	143,336
Vinci SA	11,166	582,787
Vivendi	6,367	176,354

Germany—7.5%
Adidas AG	3,796	175,709
Allianz SE	5,163	591,718
BASF SE	4,368	233,674
Bayer AG	6,801	471,071
Bayerische Motoren Werke AG	3,305	161,487
Beiersdorf AG	472	29,030
Celesio AG	1,360	33,892
Commerzbank AG	7,351	76,135
Daimler AG	14,291	695,717
Deutsche Bank AG	7,892	571,478
Deutsche Boerse AG	2,189	177,566
Deutsche Post AG	13,941	235,332
Deutsche Telekom AG	25,420	346,698
E.ON AG	15,124	578,095
Fraport AG	27,713	1,305,084
Fresenius SE	1,762	87,801
Hamburger Hafen und Logistik AG	286	11,154
HeidelbergCement AG	5,835	347,618
Henkel AG & Co. KGaA	652	25,562
K+S AG	2,803	152,682
MAN SE	3,003	247,396
Metro AG	3,560	197,828
Muenchener Rueckversicherungs AG	2,046	324,507
RWE AG	2,975	260,499
Salzgitter AG	1,390	124,687
SAP AG	6,214	280,806
Siemens AG	10,318	929,751
ThyssenKrupp AG	1,782	57,432
Wacker Chemie AG	258	37,164

Greece—0.5%
Alpha Bank AE	12,671	242,012
Coca Cola Hellenic Bottling Company SA	1,461	38,072
Hellenic Telecommunications Organization SA	8,379	140,226
National Bank of Greece SA	4,705	170,859

Hong Kong—2.4%
Beijing Enterprises Holdings Ltd.	1,000	5,958
Cheung Kong Holdings Ltd.	10,000	127,326
China Merchants Holdings International Company Ltd.	36,970	118,291
China Mobile Ltd.	59,098	553,389
China Overseas Land & Investment Ltd.	26,000	56,036
China Resources Enterprise Ltd.	6,000	20,029
China Resources Land Ltd.	45,000	108,564
China Unicom Hong Kong Ltd.	88,000	112,668
CNOOC Ltd.	155,000	230,064
Denway Motors Ltd.	238,000	112,877

Common stocks—96.7% (a)	Shares	Value
Esprit Holdings Ltd.	18,259	$119,646
GOME Electrical Appliances Holdings Ltd.	163,773	48,141
Hang Lung Properties Ltd.	18,000	67,728
Henderson Land Development Company Ltd.	20,000	141,134
Hong Kong Exchanges and Clearing Ltd.	9,400	165,013
Hutchison Whampoa Ltd.	48,000	336,037
Lenovo Group Ltd.	226,000	127,028
Li & Fung Ltd.	20,000	83,576
MTR Corporation	18,000	62,097
New World Development Ltd.	28,000	59,945
Sun Hung Kai Properties Ltd.	9,000	136,039
Swire Pacific Ltd., Class A	5,500	66,833

Hungary—0.7%
OTP Bank PLC	29,592	820,546

India—0.9%
HDFC Bank Ltd., Sponsored ADR	1,787	197,660
ICICI Bank Ltd., Sponsored ADR	10,261	322,708
Infosys Technologies Ltd., Sponsored ADR	4,295	197,570
Sterlite Industries India Ltd., Sponsored ADR	19,427	306,364

Indonesia—0.1%
Telekomunikasi Indonesia Tbk PT	102,116	88,442

Ireland—0.5%
Allied Irish Banks PLC	10,924	29,950
Bank of Ireland	56,255	140,670
CRH PLC	15,235	371,494

Italy—3.3%
Assicurazioni Generali SpA	11,977	301,580
Atlantia SpA	4,413	104,435
Banca Monte dei Paschi di Siena SpA	59,284	112,400
Banca Popolare di Milano Scarl	14,980	111,475
Banco Popolare Scarl	6,828	59,217
Buzzi Unicem SpA	4,153	69,609
Enel SpA	29,407	175,313
ENI SpA	29,615	734,244
Fiat SpA	8,827	131,087
Fondiaria-Sai SpA	2,228	40,574
Intesa Sanpaolo SpA	99,906	420,889
Italcementi SpA	5,667	81,559
Mediaset SpA	6,400	41,649
Mediobanca SpA	13,770	175,322
Parmalat SpA	18,765	51,963
Telecom Italia SpA	96,113	152,655
UniCredit SpA*	320,251	1,071,305

Japan—11.1%
Aeon Mall Company Ltd.	1,700	35,979
Aisin Seiki Company Ltd.	5,101	128,443
Asahi Breweries Ltd.	6,300	111,925
Asahi Glass Company Ltd.	7,000	58,307
Benesse Holdings Inc.	1,200	53,220
Bridgestone Corporation	10,900	178,678
Canon Inc.	14,073	528,101
Central Japan Railway Company	16	106,827
Daikin Industries Ltd.	2,000	68,160
Daiwa Securities Group Inc.	21,400	113,733
Denso Corporation	8,413	229,810
East Japan Railway Company	2,800	179,460
Eisai Company Ltd.	1,700	60,241
FamilyMart Company Ltd.	700	20,844

The accompanying notes are an integral part of the financial statements	23

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—96.7% (a)	Shares	Value
Japan (cont’d)
Fanuc Ltd.	4,400	$369,580
Fujitsu Ltd.	17,000	98,845
Fukuoka Financial Group Inc.	12,000	43,532
Hitachi Construction Machinery Company Ltd.	1,330	30,857
Honda Motor Company Ltd.	21,690	671,171
Hoya Corporation	5,400	118,263
ITOCHU Corporation	45,000	281,134
JFE Holdings Inc.	5,400	173,893
Kawasaki Heavy Industries Ltd.	14,000	34,732
KDDI Corporation	18	95,646
Kirin Holdings Company Ltd.	12,800	209,996
Komatsu Ltd.	13,500	262,340
Konica Minolta Holdings Inc.	3,500	32,646
Kubota Corporation	11,491	89,145
Kurita Water Industries Ltd.	726	22,450
Kyocera Corporation	700	58,583
Lawson Inc.	500	22,325
Makita Corporation	1,400	46,808
Mitsubishi Corporation	28,100	600,298
Mitsubishi Electric Corporation	11,000	82,962
Mitsubishi Estate Company Ltd.	11,000	167,020
Mitsubishi Heavy Industries Ltd.	14,000	49,232
Mitsubishi UFJ Financial Group Inc.	84,400	450,546
Mitsubishi UFJ Lease & Finance Company Ltd.	780	23,369
Mitsui & Company Ltd.	44,800	578,199
Mitsui Fudosan Company Ltd.	10,500	168,578
NGK Insulators Ltd.	7,000	157,396
Nidec Corporation	4,100	349,714
Nikon Corporation	7,400	138,129
Nintendo Company Ltd.	461	117,555
Nippon Building Fund Inc.	4	33,025
Nippon Steel Corporation	34,000	128,044
Nippon Telegraph & Telephone Corporation	2,900	119,809
Nissan Motor Company Ltd.	24,200	172,085
Nomura Holdings, Inc.	43,700	305,799
NTT DoCoMo Inc.	119	173,350
Olympus Corporation	2,200	68,493
ORIX Corporation	1,000	65,184
Panasonic Corporation	30,353	420,794
Resona Holdings Inc.	4,100	48,896
Ricoh Company Ltd.	7,000	96,597
Seven & I Holdings Company Ltd.	1,500	32,885
Shin-Etsu Chemical Company Ltd.	1,400	73,752
Shiseido Company Ltd.	3,000	54,957
SMC Corporation	300	34,474
Sony Corporation	5,686	167,109
Stanley Electric Company Ltd.	1,200	23,361
Sumitomo Metal Industries Ltd.	21,000	53,283
Sumitomo Mitsui Financial Group Inc.	18,100	621,721
Sumitomo Realty & Development Company Ltd.	7,000	131,535
Suruga Bank Ltd.	2,000	18,077
Suzuki Motor Corporation	12,100	294,793
Takeda Pharmaceutical Company Ltd.	2,200	88,470
The Bank of Yokohama Ltd.	18,500	89,786
The Chiba Bank Ltd.	11,700	71,577
The Japan Steel Works Ltd.	1,799	19,766
The Shizuoka Bank Ltd.	14,000	138,981
The Sumitomo Trust & Banking Company Ltd.	35,600	183,740
The Tokyo Electric Power Company Inc.	2,300	56,769

Common stocks—96.7% (a)	Shares	Value
Tokio Marine Holdings Inc.	2,900	$74,618
Toshiba Corporation	43,000	242,875
Toyota Motor Corporation	32,732	1,295,211
Uni-Charm Corporation	1,640	157,124
Yahoo! Japan Corporation	179	54,729

Luxembourg—0.6%
ArcelorMittal	17,028	570,124
Evraz Group SA, Sponsored GDR	5,349	129,341

Mexico—1.2%
America Movil, SAB de CV, Sponsored ADR	12,288	542,269
Cemex SAB de CV*	122,152	127,206
Cemex SAB de CV, Sponsored ADR*	20,398	211,731
Fomento Economico Mexicano, SAB de CV, Sponsored ADR	2,997	129,800
Grupo Modelo SAB de CV	26,680	123,663
Grupo Televisa SA	17,459	66,656
Grupo Televisa SA, Sponsored ADR	10,094	195,420

Netherlands—4.3%
Aegon NV	27,475	195,751
European Aeronautic Defence and Space Company NV	4,263	79,878
Heineken NV	10,184	451,342
ING Groep NV	26,467	342,198
Koninklijke Boskalis Westminster NV	722	25,305
Koninklijke KPN NV	39,119	709,223
Koninklijke Philips Electronics NV	14,192	356,770
Randstad Holding NV	1,456	55,370
Reed Elsevier NV	18,328	214,161
Royal Dutch Shell PLC, Class A	61,468	1,826,660
SBM Offshore NV	2,958	56,896
TNT NV	3,045	80,676
Unilever NV	17,699	545,092
X 5 Retail Group NV, Sponsored GDR*	2,700	64,800

Norway—1.4%
DnB NOR ASA	12,521	143,649
Norsk Hydro ASA	50,203	327,750
Orkla ASA	23,187	214,422
Statoil ASA	28,014	664,892
Storebrand ASA	10,028	68,263
Telenor ASA	9,807	126,242
Yara International ASA	3,609	120,134

Poland—0.6%
Bank Pekao SA	7,933	421,945
Powszechna Kasa Oszczednosci Bank Polski SA	22,436	264,351

Portugal—0.1%
Banco Comercial Portugues SA	17,483	24,882
Energias de Portugal SA	14,183	62,645
Galp Energia SGPS SA, Class B	3,704	62,359

Republic Of Korea—0.3%
Doosan Heavy Industries and Construction Company Ltd.	639	34,594
Hana Financial Group Inc.	2,160	64,448
Hynix Semiconductor Inc.*	2,230	33,301
LG Display Company Ltd.	4,250	102,424
LG Electronics Inc.	1,084	100,649
Woori Finance Holdings Company Ltd.	1,820	24,617

Russia—3.2%
Gazprom OAO, Sponsored ADR	40,600	969,424
Lukoil OAO, Sponsored ADR	16,050	927,370
Mechel, Sponsored ADR	6,829	117,186

24	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—96.7% (a)	Shares	Value
Russia (cont’d)
MMC Norilsk Nickel, Sponsored ADR	33,321	$439,837
Mobile Telesystems OJSC, Sponsored ADR	1,942	87,973
NovaTek OAO, Sponsored GDR	2,500	125,028
Rosneft Oil Company, Sponsored GDR	108,300	819,257
Severstal, Sponsored GDR	2,531	18,222
Vimpel-Communications, Sponsored ADR	3,436	61,607
VTB Bank OJSC, Sponsored GDR	46,600	185,298

Russian Federation—1.0%
Sberbank of Russian Federation	526,569	1,151,095
Uralkali, Sponsored GDR	1,755	39,324

Singapore—0.4%
Keppel Corporation Ltd.	10,000	57,382
Oversea-Chinese Banking Corporation Ltd.	5,000	26,852
Singapore Telecommunications Ltd.	98,000	203,037
United Overseas Bank Ltd.	5,000	59,756
Wilmar International Ltd.	18,000	79,204

South Africa—0.3%
Impala Platinum Holdings Ltd.	4,789	104,559
MTN Group Ltd.	7,344	110,237
Sasol Ltd.	4,972	186,256

South Korea—2.4%
Hyundai Heavy Industries	1,474	204,370
Hyundai Motor Company	4,771	432,969
KB Financial Group Inc.	8,600	416,832
NHN Corporation*	624	92,707
POSCO	1,567	650,744
Samsung Electronics Company Ltd.	796	479,169
Shinhan Financial Group Company Ltd.	7,930	303,159
SK Telecom Company Ltd.	1,613	246,593

Spain—3.1%
Banco Bilbao Vizcaya Argentaria SA	33,558	601,090
Banco Popular Espanol SA	5,075	45,224
Banco Santander SA	74,563	1,200,208
Cintra Concesiones de Infraestructuras de Transporte, SA	2,156	22,258
Fomento de Construcciones y Contratas SA	544	22,109
Gamesa Corp Technologica SA	1,674	30,655
Grupo Ferrovial SA	2,427	100,423
Iberdrola SA	9,427	85,470
Inditex SA	2,173	127,553
Repsol YPF SA	4,549	121,104
Telefonica SA	46,698	1,303,431

Sweden—1.1%
Atlas Copco AB, Class A	8,923	121,935
Autoliv, Inc., Sponsored SDR	711	24,731
Hennes & Mauritz AB, Class B	2,189	125,595
Sandvik AB	23,374	263,478
Skandinaviska Enskilda Banken AB, Class A	3,510	21,866
SKF AB, Class B	11,987	193,120
Svenska Cellulosa AB, Class B	14,575	202,547
Swedbank AB, Class A	9,710	86,185
Swedish Match AB	2,618	54,300
TeliaSonera AB	9,637	64,405
Volvo AB, Class B	19,762	190,163

Switzerland—6.7%
ABB Ltd.	25,458	474,259
Credit Suisse Group AG	11,605	619,871

Common stocks—96.7% (a)	Shares	Value
Flughafen Zuerich AG	697	$203,142
Holcim Ltd.*	2,380	151,089
Logitech International SA*	1,350	23,062
Nestle SA	32,509	1,511,181
Nobel Biocare Holding AG	2,442	69,282
Novartis AG	19,574	1,021,043
Roche Holding AG	7,112	1,139,498
Swiss Reinsurance Company Ltd.	4,815	196,182
Swisscom AG	373	134,801
Syngenta AG	809	191,499
The Swatch Group AG	419	97,681
UBS AG	42,872	717,949
Xstrata PLC	72,684	1,041,093
Zurich Financial Services AG	1,157	264,874

Taiwan—0.6%
AU Optronics Corporation, Sponsored ADR	7,312	64,565
Chunghwa Telecom Co., Ltd., Sponsored ADR	5,099	88,621
Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	46,639	444,936
United Microelectronics Corporation, Sponsored ADR*	19,135	62,954

Ukraine—0.5%
Raiffeisen Bank Aval*	1,908,985	64,580
Ukrnafta Oil Company*	5,473	115,548
Ukrsotsbank JSCB*	2,466,696	109,638
UkrTelecom*	4,828,761	286,763
UkrTelecom, Sponsored GDR*	9,912	27,278

United Kingdom—0.1%
Carnival PLC	1,466	45,456
Rolls-Royce Group PLC, Class C (b)*	604,920	993
Vedanta Resources PLC	402	13,712
Whitbread PLC	345	7,153
Total common stocks (cost $95,564,331)		113,338,052

Preferred stocks—1.5% (a)
Brazil—1.3%
Banco Bradesco SA	7,998	156,909
Centrais Eletricas Brasileiras SA	473	6,041
Cia Brasileira de Distribuicao	335	10,136
Gerdau SA	16,088	240,188
Itau Unibanco Holding SA	10,925	207,759
Petroleo Brasileiro SA	30,681	610,276
Usinas Siderurgicas de Minas Gerais SA	8,627	225,274
Vivo Participacoes SA	2,745	67,316

Germany—0.2%
Henkel AG & Company KGaA	780	35,375
Porsche Automobil Holding SE	902	69,106
Volkswagen AG	777	77,379
Total preferred stocks (cost $1,381,891)		1,705,759

Investment companies—2.7% (a)
India—0.5%
iShares MSCI India*	102,000	619,233

Taiwan—2.2%
iShares MSCI Taiwan Index Fund	218,468	2,536,413
Total investment companies (cost $2,560,902)		3,155,646

The accompanying notes are an integral part of the financial statements	25

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Equity-linked notes—0.0% (a)	Shares	Value
Italy—0.0%
Mediobanca SpA 03/18/11 (b)*	5,355	$0
Total equity-linked notes (cost $0)		0
Total investment portfolio excluding repurchase agreement (cost $99,507,124)		118,199,457

Repurchase agreement—2.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $2,906,002 on November 2, 2009, collateralized by $2,935,000 United States Treasury Notes, 3.625% due August 15, 2019 (market value $3,010,628 including interest) (cost $2,906,000)		2,906,000

Total investment portfolio (cost $102,413,124) 103.4% (a)		$121,105,457

* Non-income producing security

(a) Percentages indicated are based on net assets of $117,155,129. (b) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At October 31, 2009, these securities aggregated $993 or 0.0% of the net assets of the Fund.

ADR—American depository receipt
GDR—Global depository receipt
SDR—Swedish depository receipt

Sector allocation
Sector	Percent of net assets
Financial	34.4%
Basic materials	12.6%
Energy	11.9%
Consumer, non-cyclical	11.2%
Industrial	10.7%
Communications	8.2%
Consumer, cyclical	7.9%
Other sectors	4.0%
Cash	2.5%

Forward foreign currency contracts outstanding
Contract to deliver		In exchange for		Delivery date	Unrealized appreciation (depreciation)
USD	2,274,697	PLN	6,148,702	11/19/09	$(151,770)
PLN	6,148,702	USD	1,958,743	11/19/09	(164,183)
CZK	21,368,281	USD	1,234,269	12/16/09	50,238
		Net unrealized depreciation			$(265,715)

CZK—Czech Koruna
PLN—Polish Zloty
USD—United States Dollar

Industry Allocation
Industry	Value	Percent of net assets
Banks	$28,061,498	23.9%
Oil & gas	13,597,329	11.6%
Mining	9,661,434	8.2%
Telecommunications	8,216,241	7.1%
Food	4,892,585	4.2%
Insurance	4,787,501	4.1%
Auto manufacturers	4,713,649	4.0%
Pharmaceuticals	4,693,105	4.0%
Engineering & construction	3,472,758	3.0%
Equity fund	3,155,646	2.7%
Iron/steel	2,984,707	2.5%
Financial services	2,783,367	2.4%
Building materials	2,097,030	1.8%
Beverages	1,967,215	1.7%
Chemicals	1,828,659	1.6%
Electric	1,805,350	1.5%
Distribution/wholesale	1,616,291	1.4%
Machinery	1,501,495	1.3%
Electronics	1,450,590	1.2%
Real estate	1,199,884	1.0%
Transportation	1,174,807	1.0%
Retail	1,165,881	1.0%
Diversified manufacturer	1,061,068	0.9%
Semiconductors	1,020,360	0.9%
Auto parts & equipment	746,546	0.6%
Office/business equipment	624,698	0.5%
Multimedia	623,109	0.5%
Computers	619,817	0.5%
Home furnishings	587,903	0.5%
Agriculture	515,031	0.4%
Electrical components & equipment	492,707	0.4%
Cosmetics/personal care	442,192	0.4%
Commercial services	419,838	0.4%
Hand/Machine tools	367,947	0.3%
Metal fabricate/hardware	320,090	0.3%
Forest products & paper	300,240	0.3%
REITs	294,033	0.3%
Software	280,806	0.2%
Broadcasting services/programs	262,076	0.2%
Miscellaneous manufacturer	239,268	0.2%
Printing & publishing	214,161	0.2%
Coal	207,918	0.2%

26	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Industry Allocation (cont’d)
Industry	Value	Percent of net assets
Shipbuilding	$204,370	0.2%
Apparel	196,492	0.2%
Healthcare products	157,083	0.1%
Biotechnology	155,377	0.1%
Aerospace/defense	155,322	0.1%
Internet	147,436	0.1%
Water	143,336	0.1%
Advertising	129,124	0.1%
Toys/games/hobbies	117,555	0.1%
Oil & gas services	78,241	0.1%
Lodging	71,841	0.1%
Other	176,450	0.2%
Total investment portfolio excluding repurchase agreement	$118,199,457	100.9%

EAGLE LARGE CAP CORE FUND
Common stocks—94.8% (a)	Shares	Value
Advertising—2.9%
Omnicom Group Inc.	105,485	$3,616,026

Aerospace/defense—1.6%
United Technologies Corporation	31,980	1,965,171

Auto manufacturers—2.1%
PACCAR Inc.	70,575	2,640,211

Banks—10.2%
Bank of America Corporation	242,595	3,537,035
JPMorgan Chase & Company	33,330	1,392,194
SunTrust Banks, Inc.	27,520	525,907
The Goldman Sachs Group, Inc.	13,055	2,221,569
Wells Fargo & Company	185,270	5,098,630

Biotechnology—1.2%
Genzyme Corporation*	29,690	1,502,314

Computers—4.4%
Apple, Inc.*	15,475	2,917,038
EMC Corporation*	156,260	2,573,602

Diversified manufacturer—5.3%
General Electric Company	171,030	2,438,888
Tyco International Ltd.	127,636	4,282,188

Financial services—1.6%
American Express Company	56,275	1,960,621

Healthcare products—7.4%
Covidien PLC	53,546	2,255,358
Johnson & Johnson	76,815	4,535,926
Zimmer Holdings, Inc.*	46,950	2,468,162

Healthcare services—3.5%
UnitedHealth Group Inc.	170,340	4,420,323

Common stocks—94.8% (a)	Shares	Value
Insurance—1.5%
MetLife, Inc.	55,430	$1,886,283

Multimedia—2.6%
Viacom Inc., Class B*	115,915	3,198,095

Oil & gas—10.4%
BP PLC, Sponsored ADR	69,530	3,936,789
ConocoPhillips	77,420	3,884,936
EOG Resources Inc.	34,955	2,854,425
Exxon Mobil Corporation	32,015	2,294,515

Oil & gas services—2.4%
Schlumberger Ltd.	48,535	3,018,877

Pharmaceuticals—3.4%
Pfizer Inc.	247,345	4,212,285

Retail—12.6%
CVS/Caremark Corporation	148,395	5,238,344
Home Depot, Inc.	83,175	2,086,861
Macy’s Inc.	177,610	3,120,608
Staples, Inc.	242,535	5,263,010

Semiconductor equipment—3.7%
Applied Materials, Inc.	374,480	4,568,656

Semiconductors—5.3%
Intel Corporation	194,160	3,710,398
Texas Instruments Inc.	121,975	2,860,314

Software—8.3%
Autodesk, Inc.*	111,410	2,777,451
Electronic Arts Inc.*	171,685	3,131,534
Microsoft Corporation	160,410	4,448,169

Telecommunications—3.2%
Cisco Systems, Inc.*	98,790	2,257,352
Sprint Nextel Corporation*	601,865	1,781,520

Television, cable & radio—1.2%
Comcast Corporation, Class A	100,935	1,463,555
Total common stocks (cost $119,265,653)		118,345,140

Investment companies—2.4% (a)
SPDR KBW Bank ETF	142,860	2,988,631

Total investment companies (cost $2,741,841)		2,988,631

Total investment portfolio excluding repurchase agreement (cost $122,007,494)		121,333,771

Repurchase agreement—7.4% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $9,251,008 on November 2, 2009, collateralized by $9,310,000 United States Treasury Notes, 1.75% due November 15, 2011 (market value $9,537,121 including interest) (cost $9,251,000)		9,251,000

Total investment portfolio (cost $131,258,494) 104.6% (a)		$130,584,771

* Non-income producing security
(a) Percentages indicated are based on net assets of $124,850,857.

ADR—American depository receipt
ETF—Exchange-traded fund

The accompanying notes are an integral part of the financial statements	27

Investment Portfolios

10.31.2009

EAGLE LARGE CAP CORE FUND (cont’d)
Sector allocation
Sector	Percent of net assets
Technology	22.8%
Financial	15.7%
Consumer, cyclical	14.7%
Consumer, non-cyclical	14.3%
Energy	12.8%
Communications	9.9%
Industrial	7.0%
Cash	7.4%

EAGLE MID CAP GROWTH FUND
Common stocks—99.4% (a)	Shares	Value
Aerospace/defense—1.5%
Goodrich Corporation	41,330	$2,246,286

Apparel—2.2%
Coach Inc.	97,165	3,203,530

Auto manufacturers—1.5%
Navistar International Corporation*	68,305	2,263,628

Biotechnology—3.4%
Celgene Corporation*	56,175	2,867,734
Dendreon Corporation*	45,500	1,149,785
Illumina, Inc.*	31,600	1,014,360

Chemicals—5.4%
Huntsman Corporation	482,536	3,836,161
Lubrizol Corporation	22,575	1,502,592
Terra Industries Inc.	82,199	2,611,462

Commercial services—4.7%
Apollo Group Inc., Class A*	49,830	2,845,293
Quanta Services, Inc.*	78,415	1,662,398
Ritchie Brothers Auctioneers Inc.	111,595	2,446,162

Computers—4.7%
Accenture PLC, Class A	88,110	3,267,119
Western Digital Corporation*	108,825	3,665,226

Distribution/wholesale—0.8%
Fastenal Company	32,330	1,115,385

Electronics—4.0%
Dolby Laboratories, Inc., Class A*	66,620	2,794,043
Thermo Fisher Scientific Inc.*	68,175	3,067,875

Entertainment—3.2%
Bally Technologies, Inc.*	83,024	3,270,315
Penn National Gaming, Inc.*	56,490	1,419,594

Environmental control—2.4%
Republic Services, Inc.	63,565	1,646,969
Waste Connections, Inc.*	60,375	1,897,586

Financial services—6.8%
Ameriprise Financial, Inc.	114,900	3,983,583
Jefferies Group Inc.	63,140	1,647,954
TD Ameritrade Holding Corporation*	225,080	4,344,044

Common stocks—99.4% (a)	Shares	Value
Healthcare products—3.7%
Inverness Medical Innovations Inc.*	37,490	$1,424,995
Patterson Companies, Inc.*	59,420	1,516,993
ResMed Inc.*	49,415	2,431,712

Home builders—0.7%
Pulte Homes Inc.	111,425	1,003,939

Household products—2.8%
Church & Dwight Co., Inc.	72,400	4,118,112

Insurance—1.3%
RenaissanceRe Holdings Ltd.	36,560	1,919,400

Internet—2.7%
NetFlix, Inc.*	73,630	3,935,524

Iron/steel—1.6%
Steel Dynamics, Inc.	172,819	2,314,046

Leisure time—2.3%
Carnival Corporation	116,105	3,380,978

Machinery—1.3%
AGCO Corporation*	65,635	1,845,000

Mining—2.0%
Freeport-McMoRan Copper & Gold Inc.	39,640	2,907,990

Oil & gas—6.0%
CNX Gas Corporation*	71,597	1,994,692
Continental Resources Inc.*	96,375	3,586,114
Denbury Resources Inc.*	224,055	3,271,203

Pharmaceuticals—5.1%
Express Scripts Inc.*	48,235	3,854,941
Mylan Inc.*	225,675	3,664,962

Retail—4.3%
Advance Auto Parts, Inc.	34,005	1,267,026
Chico’s FAS, Inc.*	236,760	2,829,282
Limited Brands Inc.	125,765	2,213,464

Semiconductor equipment—2.1%
KLA-Tencor Corporation	93,940	3,053,989

Semiconductors—9.0%
Linear Technology Corporation	90,545	2,343,305
MEMC Electronic Materials, Inc.*	132,575	1,646,582
Micron Technology, Inc.*	656,620	4,458,450
ON Semiconductor Corporation*	218,610	1,462,501
Rovi Corporation*	118,540	3,265,777

Software—7.1%
Adobe Systems Inc.*	46,381	1,527,790
ANSYS, Inc.*	95,790	3,887,158
Autodesk, Inc.*	118,975	2,966,047
MSCI Inc., Class A*	69,000	2,097,600

Telecommunications—4.0%
Amdocs Ltd.*	125,980	3,174,696
American Tower Corporation, Class A*	39,605	1,458,256
Polycom, Inc.*	54,970	1,180,206

Transportation—2.8%
Kansas City Southern*	125,555	3,042,198
Landstar System, Inc.	31,840	1,122,041
Total common stocks (cost $120,681,750)		145,936,053

28	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE MID CAP GROWTH FUND (cont’d)
Repurchase agreement—2.9% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $4,198,004 on November 2, 2009, collateralized by $4,350,000 United States Treasury Notes, 1.875% due April 30, 2014 (market value $4,340,942 including interest) (cost $4,198,000)	$4,198,000

Total investment portfolio (cost $124,879,750) 102.3% (a)	$150,134,053

* Non-income producing security
(a) Percentages indicated are based on net assets of $146,725,344.

Sector allocation
Sector	Percent of net assets
Technology	26.4%
Consumer, non-cyclical	16.3%
Consumer, cyclical	15.0%
Industrial	12.0%
Basic materials	9.0%
Financial	8.1%
Communications	6.6%
Energy	6.0%
Cash	2.9%

EAGLE MID CAP STOCK FUND
Common stocks—99.6% (a)	Shares	Value
Domestic—86.2%
Agriculture—2.2%
Lorillard Inc.	384,504	$29,883,651

Beverages—1.7%
Dr. Pepper Snapple Group Inc.*	866,110	23,610,159

Biotechnology—1.3%
Bio-Rad Laboratories, Inc., Class A*	202,628	18,112,917

Broadcasting services/programs—2.3%
Discovery Communications Inc., Class A*	1,137,994	31,294,835

Chemicals—2.3%
Ecolab Inc.	518,115	22,776,335
FMC Corporation	175,795	8,983,124

Commercial services—2.3%
SEI Investments Company	906,366	15,834,214
The Western Union Company	722,305	13,124,282
Verisk Analytics Inc., Class A*	104,145	2,856,697

Computers—4.2%
DST Systems, Inc.*	277,626	11,579,780
IHS Inc., Class A*	623,809	32,288,354
Synopsys, Inc.*	566,705	12,467,510

Cosmetics/personal care—1.0%
Alberto-Culver Company	491,550	13,183,371

Diversified manufacturer—4.1%
Acuity Brands Inc.	472,231	14,950,833
Danaher Corporation	306,789	20,932,213
ITT Corporation	392,895	19,919,776

Common stocks—99.6% (a)	Shares	Value
Electric—0.9%
ITC Holdings Corporation	266,992	$11,859,785

Electrical components & equipment—2.7%
AMETEK, Inc.	1,039,753	36,276,982

Electronics—3.4%
Amphenol Corporation, Class A	444,191	17,820,943
FLIR Systems, Inc.*	521,492	14,502,693
Waters Corporation*	245,242	14,084,248

Environmental control—3.2%
Stericycle Inc.*	497,716	26,065,387
Waste Connections, Inc.*	551,534	17,334,714

Financial services—5.0%
CME Group Inc.	73,965	22,382,549
IntercontinentalExchange, Inc.*	160,896	16,120,170
Leucadia National Corporation	816,160	18,339,115
The NASDAQ OMX Group Inc.*	631,759	11,409,568

Hand/machine tools—0.9%
Snap-On Inc.	319,286	11,663,518

Healthcare products—3.2%
Idexx Laboratories, Inc.*	310,560	15,875,827
Patterson Companies, Inc.*	521,585	13,316,065
St. Jude Medical, Inc.*	431,290	14,698,363

Healthcare services—1.1%
Laboratory Corporation of America Holdings*	207,047	14,263,468

Insurance—3.9%
HCC Insurance Holdings, Inc.	588,928	15,541,810
Reinsurance Group of America Inc.	436,287	20,112,831
StanCorp Financial Group, Inc.	457,011	16,776,874

Internet—2.4%
F5 Networks, Inc.*	191,677	8,604,381
Symantec Corporation*	1,384,975	24,347,860

Machinery—1.9%
Roper Industries Inc.	501,345	25,342,990

Multimedia—2.2%
Liberty Media Corporation—Entertainment, Class A*	976,926	30,108,859

Oil & gas—5.7%
EXCO Resources Inc.	660,332	10,314,386
Noble Corporation	608,797	24,802,390
Noble Energy, Inc.	193,550	12,702,686
Petrohawk Energy Corporation*	535,970	12,606,014
Whiting Petroleum Corporation*	304,453	17,171,149

Oil & gas services—1.0%
Baker Hughes Inc.	336,430	14,153,610

Packaging & containers—6.4%
Crown Holdings Inc.*	1,015,170	27,054,280
Owens-Illinois, Inc.*	436,022	13,900,381
Rock-Tenn Company, Class A	529,176	23,177,909
Silgan Holdings Inc.	432,532	23,248,595

Pharmaceuticals—2.5%
McKesson Corporation	589,331	34,611,410

Printing & publishing—2.3%
John Wiley & Sons, Inc., Class A	901,940	31,766,327

The accompanying notes are an integral part of the financial statements	29

Investment Portfolios

10.31.2009

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—99.6% (a)	Shares	Value
Retail—4.2%
O’Reilly Automotive, Inc.*	604,430	$22,533,150
Staples, Inc.	602,557	13,075,487
TJX Companies, Inc.	588,877	21,994,556

Savings & loans—1.0%
Hudson City Bancorp Inc.	998,467	13,119,856

Semiconductors—0.9%
Microchip Technology Inc.	488,530	11,705,179

Software—7.3%
ANSYS, Inc.*	433,189	17,578,810
Broadridge Financial Solutions Inc.	603,438	12,557,545
Fiserv, Inc.*	672,510	30,848,034
Intuit Inc.*	754,190	21,924,303
MSCI Inc., Class A*	523,631	15,918,382

Television, cable & radio—1.9%
Time Warner Cable Inc.	664,450	26,205,908

Transportation—0.8%
Con-way Inc.	345,675	11,403,818
Total domestic common stocks (cost $1,065,465,764)		1,173,021,216

Foreign—13.4% (b)
Broadcasting services/programs—2.0%
Grupo Televisa SA, Sponsored ADR	1,379,764	26,712,231

Financial services—1.1%
Lazard Ltd., Class A	409,176	15,446,394

Healthcare products—2.0%
Covidien PLC	641,485	27,019,348

Insurance—2.6%
Allied World Assurance Company Holdings, Ltd.	486,683	21,783,931
Arch Capital Group Ltd.*	202,016	13,609,818

Mining—1.7%
Silver Wheaton Corporation*	1,832,950	22,875,216

Semiconductors—1.6%
Marvell Technology Group Ltd.*	1,605,260	22,024,167

Software—1.1%
Check Point Software Technologies Ltd.*	477,171	14,825,703

Telecommunications—1.3%
Cellcom Israel Ltd.	596,516	17,949,168
Total foreign common stocks (cost $173,437,531)		182,245,976

Total common stocks (cost $1,238,903,295)		1,355,267,192

Repurchase agreement—1.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $20,139,017 on November 2, 2009, collateralized by $20,850,000 United States Treasury Notes, 1.875% due April 30, 2014 (market value $20,806,586 including interest) (cost $20,139,000)		20,139,000

Total investment portfolio (cost $1,259,042,295) 101.1% (a)		$1,375,406,192

* Non-income producing security
(a) Percentages indicated are based on net assets of $1,360,595,478. (b) Securities are U.S. dollar denominated.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Industrial	23.3%
Technology	16.3%
Consumer, non-cyclical	16.0%
Communications	14.5%
Financial	13.5%
Energy	6.7%
Other sectors	5.1%
Consumer, cyclical	4.2%
Cash	1.5%

EAGLE SMALL CAP CORE VALUE FUND
Common stocks—91.0% (a)	Shares	Value
Aerospace/defense—0.8%
Orbital Sciences Corporation*	34,220	$440,754

Banks—6.1%
Cardinal Financial Corporation	75,483	615,186
Columbia Banking System Inc.	26,430	388,521
First Financial Bancorp	42,479	538,634
PrivateBancorp Inc.	31,500	287,595
Signature Bank*	18,470	582,913
Southwest Bancorp, Inc.	21,690	213,430
Sterling Bancshares, Inc.	46,630	259,729
Texas Capital Bancshares, Inc.*	45,053	656,422

Biotechnology—1.5%
Charles River Laboratories International, Inc.*	8,065	294,534
Cubist Pharmaceuticals, Inc.*	33,480	567,151

Building materials—0.2%
Lennox International Inc.	3,890	130,976

Coal—1.6%
Alpha Natural Resources Inc.*	19,522	663,162
Massey Energy Company	9,645	280,573

Commercial services—11.1%
AerCap Holdings NV*	21,575	180,798
Chemed Corporation	19,035	862,666
Cross Country Healthcare, Inc.*	59,407	490,702
Euronet Worldwide, Inc.*	47,270	1,117,936
Gartner, Inc.*	31,650	589,323
Interactive Data Corporation	34,680	912,084
LECG Corporation*	122,128	421,342
Net 1 UEPS Technologies, Inc.*	54,538	953,870
On Assignment, Inc.*	91,622	553,397
Parexel International Corporation*	26,325	329,589

Computers—2.7%
Electronics for Imaging, Inc.*	46,275	539,566
Insight Enterprises, Inc.*	28,410	298,873
Mercury Computer Systems, Inc.*	35,840	383,488
SMART Modular Technologies (WWH), Inc.*	78,316	317,963

Distribution/wholesale—2.4%
FGX International Holdings Ltd.*	66,885	882,213
School Specialty, Inc.*	22,695	504,964

30	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Common stocks—91.0% (a)	Shares	Value
Diversified manufacturer—1.7%
Barnes Group Inc.	35,295	$559,426
Matthews International Corporation, Class A	10,905	400,541

Electric—1.1%
Allete, Inc.	18,090	612,346

Electrical components & equipment—0.8%
Belden, Inc.	20,300	465,885

Electronics—1.4%
Benchmark Electronics, Inc.*	26,045	437,556
Sonic Solutions, Inc.*	73,718	358,269

Engineering & construction—1.9%
Dycom Industries, Inc.*	47,195	466,287
URS Corporation*	16,758	651,216

Entertainment—0.9%
Lions Gate Entertainment Corporation*	104,915	544,509

Environmental control—0.2%
Casella Waste Systems, Inc., Class A*	44,247	123,449

Financial services—2.7%
Compass Diversified Holdings	15,605	159,639
Investment Technology Group, Inc.*	18,240	393,437
MarketAxess Holdings Inc.	39,096	464,460
optionsXpress Holdings, Inc.	35,115	548,847

Gas—2.0%
AGL Resources, Inc.	32,370	1,131,655

Healthcare products—1.9%
Merit Medical Systems, Inc.*	63,298	1,074,800

Healthcare services—5.3%
AMERIGROUP Corporation*	30,525	673,076
Amsurg Corporation*	45,835	965,743
Mednax Inc.*	13,135	681,969
Psychiatric Solutions, Inc.*	36,155	746,239

Household products—1.3%
Jarden Corporation	26,525	726,520

Insurance—4.6%
American Equity Investment Life Holding Company	83,345	547,577
Assured Guaranty Ltd.	29,255	485,048
First Mercury Financial Corporation	31,075	394,652
Platinum Underwriters Holdings, Ltd.	17,060	610,236
Stewart Information Services Corporation	25,110	224,483
Validus Holdings Ltd.	16,920	428,076

Internet—2.3%
1-800-FLOWERS.COM Inc., Class A*	137,507	528,027
SonicWALL, Inc.*	99,382	789,093

Machinery—1.6%
Altra Holdings, Inc.*	43,950	385,442
Flowserve Corporation	2,530	248,471
Wabtec Corporation	7,395	271,840

Metal fabricate/hardware—0.8%
Kaydon Corporation	13,325	466,242

Mining—1.8%
IAMGOLD Corporation	77,985	1,025,503

Miscellaneous manufacturer—0.4%
Polypore International, Inc.*	23,300	255,368

Common stocks—91.0% (a)	Shares	Value
Oil & gas—2.0%
Comstock Resources, Inc.*	16,215	$666,274
Rosetta Resources, Inc.*	38,190	516,711

Oil & gas services—3.1%
Dresser-Rand Group, Inc.*	30,860	909,444
Oceaneering International, Inc.*	17,810	910,091

Packaging & containers—0.8%
Silgan Holdings Inc.	8,415	452,306

Pharmaceuticals—1.8%
Herbalife Ltd.	31,190	1,049,544

Printing & publishing—1.7%
John Wiley & Sons, Inc., Class A	27,280	960,802

REITs—2.7%
BioMed Realty Trust, Inc.	37,235	505,279
Chimera Investment Corporation	75,185	262,396
Government Properties Income Trust	28,150	655,332
Kite Realty Group Trust	32,970	122,319

Retail—4.8%
AFC Enterprises, Inc.*	83,767	672,649
Jo-Ann Stores Inc.*	25,725	684,800
Nu Skin Enterprises, Inc., Class A	38,780	882,633
Stage Stores, Inc.	45,260	534,068

Savings & loans—0.4%
Berkshire Hills Bancorp Inc.	12,779	262,608

Semiconductor equipment—0.8%
Varian Semiconductor Equipment Associates, Inc.*	17,415	494,412

Semiconductors—0.9%
Microsemi Corporation*	41,210	548,505

Software—6.8%
ACI Worldwide, Inc.*	12,105	194,769
Aspen Technology, Inc.*	112,147	1,177,544
Avid Technology, Inc.*	35,905	453,480
Bottomline Technologies, Inc.*	76,366	1,121,053
Sybase, Inc.*	24,870	983,857

Telecommunications—5.4%
Alaska Communications Systems Group, Inc.	76,167	592,579
CommScope, Inc.*	28,125	759,938
Switch & Data Facilities Company, Inc.*	39,860	666,858
Symmetricom, Inc.*	118,291	566,614
Syniverse Holdings, Inc.*	30,525	522,893

Transportation—0.7%
Genesee & Wyoming Inc., Class A*	13,320	386,414
Total common stocks (cost $36,296,329)		52,620,453

Investment companies—3.3% (a)
Apollo Investment Corporation	26,360	237,240
iShares Russell 2000 Growth Index Fund (ETF)	4,460	272,551
iShares Russell 2000 Index Fund (ETF)	13,865	781,293
iShares Russell 2000 Value Index Fund (ETF)	11,205	592,408
Total investment companies (cost $1,264,072)		1,883,492

Total investment portfolio excluding repurchase agreement (cost $37,560,401)		54,503,945

The accompanying notes are an integral part of the financial statements	31

Investment Portfolios

10.31.2009

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Repurchase agreement—5.6% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $3,255,003 on November 2, 2009, collateralized by $3,355,000 United States Treasury Bills due April 15, 2010 (market value $3,352,588 including interest) (cost $3,255,000)	$3,255,000

Total investment portfolio (cost $40,815,401) 99.9% (a)	$57,758,945

* Non-income producing security
(a) Percentages indicated are based on net assets of $57,833,435.

ETF—Exchange-traded fund REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	21.3%
Financial	19.8%
Technology	12.8%
Industrial	11.2%
Communications	9.3%
Consumer, cyclical	8.1%
Energy	6.8%
Other sectors	5.0%
Cash	5.6%

EAGLE SMALL CAP GROWTH FUND
Common stocks—99.5% (a)	Shares	Value
Apparel—2.5%
True Religion Apparel Inc.*	301,667	$7,773,959

Banks—1.2%
First Commonwealth Financial Corporation	325,925	1,711,106
UMB Financial Corporation	52,575	2,090,908

Biotechnology—2.7%
Bio-Rad Laboratories, Inc., Class A*	46,675	4,172,278
Cubist Pharmaceuticals, Inc.*	75,169	1,273,363
Regeneron Pharmaceuticals Inc.*	101,505	1,593,628
Seattle Genetics Inc.*	148,910	1,352,103

Chemicals—4.5%
Huntsman Corporation	1,012,148	8,046,577
Terra Industries Inc.	193,320	6,141,776

Commercial services—8.0%
Coinstar Inc.*	192,018	6,094,651
Monster Worldwide, Inc.*	232,200	3,371,544
Ritchie Brothers Auctioneers Inc.	261,993	5,742,887
Sotheby’s	193,130	3,063,042
The GEO Group, Inc.*	318,080	6,727,392

Computers—3.6%
Compellent Technologies, Inc.*	323,620	5,935,191
Netezza Corporation*	313,555	2,897,248
Radiant Systems Inc.*	241,620	2,377,541

Common stocks—99.5% (a)	Shares	Value
Electrical components & equipment—2.1%
A123 Systems Inc.*	137,595	$2,705,118
GrafTech International Ltd.*	282,030	3,807,405

Electronics—2.0%
Coherent, Inc.*	256,410	6,443,583

Entertainment—3.9%
Bally Technologies, Inc.*	182,085	7,172,328
Shuffle Master, Inc.*	643,354	5,024,595

Environmental control—1.6%
Waste Connections, Inc.*	156,213	4,909,775

Financial services—1.4%
Broadpoint Gleacher Securities Inc.*	236,990	1,509,626
Duff & Phelps Corporation, Class A	162,297	2,789,885

Hand/machine tools—1.4%
Regal-Beloit Corporation	91,084	4,270,018

Healthcare products—6.5%
American Medical Systems Holdings, Inc.*	429,968	6,630,107
Cutera, Inc.*	154,355	1,390,739
SurModics, Inc.*	60,062	1,538,188
Thoratec Corporation*	345,010	9,059,963
Vital Images, Inc.*	140,468	1,602,740

Healthcare services—7.7%
Addus HomeCare Corporation*	83,720	766,038
Amedisys Inc.*	113,395	4,511,987
Centene Corporation*	176,720	3,150,918
Genoptix Inc.*	135,460	4,712,653
Icon PLC, Sponsored ADR*	169,918	4,196,975
Lincare Holdings Inc.*	118,430	3,719,886
Psychiatric Solutions, Inc.*	141,096	2,912,221

Home furnishings—4.2%
DTS, Inc.*	232,030	6,554,848
Universal Electronics, Inc.*	314,181	6,472,129

Internet—3.1%
NetFlix, Inc.*	71,165	3,803,769
TIBCO Software, Inc.*	687,084	6,011,985

Lodging—0.5%
Choice Hotels International Inc.	50,941	1,519,061

Metal fabricate/hardware—1.4%
Northwest Pipe Company*	148,489	4,469,519

Oil & gas—1.1%
Whiting Petroleum Corporation*	62,620	3,531,768

Oil & gas services—3.7%
Lufkin Industries, Inc.	133,241	7,601,399
OYO Geospace Corporation*	148,383	3,895,054

Pharmaceuticals—3.8%
BioMarin Pharmaceutical Inc.*	270,310	4,206,024
Herbalife Ltd.	114,855	3,864,871
Onyx Pharmaceuticals Inc.*	100,558	2,674,843
Vivus Inc.*	152,035	1,201,076

REIT—0.8%
Redwood Trust Inc.	175,854	2,451,405

Retail—8.5%
BJ’s Restaurants, Inc.*	327,456	5,226,198
Cash America International, Inc.	301,520	9,123,995

32	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2009

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—99.5% (a)	Shares	Value
Retail (cont’d)
Genesco Inc.*	336,207	$8,764,916
The Steak ‘n Shake Company*	136,775	1,593,429
Vitamin Shoppe Inc.*	98,120	1,723,968

Semiconductor equipment—5.5%
Formfactor Inc.*	188,647	3,205,113
Teradyne, Inc.*	819,880	6,862,396
Varian Semiconductor Equipment Associates, Inc.*	251,185	7,131,142

Semiconductors—4.1%
Integrated Silicon Solutions Inc.*	272,900	955,150
ON Semiconductor Corporation*	729,506	4,880,395
Rovi Corporation*	250,760	6,908,438

Software—9.3%
ANSYS, Inc.*	170,635	6,924,368
Eclipsys Corporation*	356,341	6,681,394
Informatica Corporation*	191,585	4,067,350
MedAssets Inc.*	178,808	3,923,048
Novell, Inc.*	552,256	2,258,727
Quality Systems, Inc.	84,839	5,176,876

Telecommunications—2.0%
EMS Technologies, Inc.*	280,875	4,895,651
MasTec, Inc.*	128,808	1,519,934

Transportation—2.4%
Genco Shipping & Trading Ltd.	126,955	2,525,135
Landstar System, Inc.	141,165	4,974,651
Total common stocks (cost $254,307,310)		310,769,967

Repurchase agreement—1.5% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation dated October 30, 2009 @ 0.01% to be repurchased at $4,597,004 on November 2, 2009, collateralized by $4,630,000 United States Treasury Notes, 1.75% due November 15, 2011 (market value $4,742,951 including interest) (cost $4,597,000)	$4,597,000

Total investment portfolio (cost $258,904,310) 101.0% (a)	$315,366,967

* Non-income producing security
(a) Percentages indicated are based on net assets of $312,128,302.

ADR—American depository receipt
REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	26.0%
Technology	25.2%
Consumer, cyclical	19.5%
Industrial	10.9%
Communications	5.2%
Energy	4.8%
Basic materials	4.5%
Financial	3.4%
Cash	1.5%

The accompanying notes are an integral part of the financial statements	33

Statements of Assets and Liabilities

10.31.2009

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

Assets
Investments, at value (a)	$482,777,161	$131,457,997	$118,199,457	$121,333,771	$145,936,053	$1,355,267,192	$54,503,945	$310,769,967
Repurchase agreements (b)	3,633,000	9,037,000	2,906,000	9,251,000	4,198,000	20,139,000	3,255,000	4,597,000
Cash	905	218	174	451	834	555	773	561
Foreign currency (identified cost $278,331)	—	—	277,766	—	—	—	—	—
Receivable for investments sold	—	211,113	5,598,537	—	—	12,405,687	241,331	508,148
Receivable for fund shares sold	1,648,637	1,565,674	70,017	361,421	214,527	3,196,992	209,322	638,302
Receivable for dividends and interest	336,845	568,057	125,621	105,234	87,051	291,600	25,095	16,131
Receivable for recoverable foreign withholding taxes	—	999	139,296	—	—	—	—	—
Prepaid expenses	28,826	33,922	23,524	18,901	21,858	46,724	38,775	21,978
Unrealized gain on forward foreign currency contracts	—	—	50,238	—	—	—	—	—
Total assets	488,425,374	142,874,980	127,390,630	131,070,778	150,458,323	1,391,347,750	58,274,241	316,552,087

Liabilities
Payable for investments purchased	—	786,161	8,394,973	5,786,466	3,048,395	26,084,486	247,422	3,399,254
Payable for fund shares redeemed	1,257,675	362,487	1,248,453	289,494	454,882	3,153,408	121,568	616,567
Accrued investment advisory fees	255,193	77,993	79,328	65,822	78,741	656,211	18,205	168,764
Accrued administrative fees	62,304	17,958	15,884	11,875	19,445	164,155	2,489	39,946
Accrued distribution fees	154,733	61,000	70,012	10,629	62,277	381,069	4,108	100,026
Accrued shareholder servicing fees	72,797	12,076	18,196	3,552	21,057	214,212	—	44,839
Accrued fund accounting fees	8,460	8,300	11,792	8,200	8,250	8,450	8,000	8,420
Accrued internal audit fees	206	206	206	206	206	206	206	206
Accrued trustees and officers compensation	7,325	8,450	8,450	8,450	8,450	8,450	8,450	8,450
Other accrued expenses	48,279	38,111	72,254	35,227	31,276	81,625	30,358	37,313
Unrealized loss on forward foreign currency contracts	—	—	315,953	—	—	—	—	—
Total liabilities	1,866,972	1,372,742	10,235,501	6,219,921	3,732,979	30,752,272	440,806	4,423,785
Net assets	486,558,402	141,502,238	117,155,129	124,850,857	146,725,344	1,360,595,478	57,833,435	312,128,302

Net assets consists of
Paid-in capital	521,797,775	152,777,638	193,919,368	189,028,882	149,539,357	1,632,752,098	38,942,307	335,543,681
Undistributed net investment income (loss)	—	219,598	(590,865)	791,088	—	(208,006)	(35,942)	108,984
Accumulated net realized gain (loss)	(107,445,134)	(20,662,520)	(94,627,351)	(64,295,390)	(28,068,316)	(388,312,511)	1,983,526)	(79,987,020)
Net unrealized loss on forward foreign currency contracts	—	—	(265,715)	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	72,205,761	9,167,522	18,719,692	(673,723)	25,254,303	116,363,897	16,943,544	56,462,657
Net assets	486,558,402	141,502,238	117,155,129	124,850,857	146,725,344	1,360,595,478	57,833,435	312,128,302

Net assets, at market value
Class A	366,880,861	90,308,904	52,430,315	11,248,464	95,337,684	812,452,143	5,655,761	200,476,493
Class C	84,453,767	49,034,703	64,578,414	9,240,925	45,471,132	232,078,047	3,283,259	59,905,640
Class I	14,135,529	1,883,650	146,400	104,342,858	5,514,923	253,719,847	48,894,415	19,682,195
Class R-3	709,140	274,981	—	—	401,605	2,575,596	—	1,667,848
Class R-5	20,379,105	—	—	18,610	—	59,769,845	—	30,396,126

Net asset value (“NAV”), offering and redemption price per share
Class A	$22.65	$11.57	$19.52	$12.01	$21.25	$21.10	$16.54	$ 25.10
Maximum offering price (c)	$23.78	$12.15	$20.49	$12.61	$22.31	$22.15	$17.36	$ 26.35
Class C	$19.90	$11.24	$17.68	$11.86	$18.88	$18.67	$16.41	$ 21.44
Class I	$22.98	$11.56	$19.57	$12.02	$21.58	$21.36	$16.59	$ 25.44
Class R-3	$22.52	$11.55	$—	$—	$21.19	$20.98	$—	$ 24.96
Class R-5	$22.94	$—	$—	$12.28	$—	$21.39	$—	$ 25.43

Shares of beneficial interest outstanding
Class A	16,197,531	7,805,900	2,686,025	936,476	4,487,329	38,505,457	342,042	7,988,012
Class C	4,243,488	4,361,358	3,653,351	779,364	2,409,001	12,432,481	200,097	2,794,119
Class I	615,060	163,011	7,480	8,681,636	255,590	11,877,719	2,946,861	773,767
Class R-3	31,489	23,804	—	—	18,949	122,765	—	66,831
Class R-5	888,559	—	—	1,515	—	2,793,943	—	1,195,270

(a) Identified cost	$410,571,400	$122,293,736	$99,507,124	$122,007,494	$120,681,750	$1,238,903,295	$37,560,401	$254,307,310

(b) Identified cost is the same as value. (c) Maximum offering price is computed as 100/95.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Operations

10.31.2009

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

Investment income
Dividends (a)	$4,168,953	$3,137,714	$3,529,860	$2,518,112	$1,083,814	$11,806,260	$320,610	$1,384,520
Interest	4,521	1,578,208	5,958	4,240	3,292	15,218	988	4,093
Total income	4,173,474	4,715,922	3,535,818	2,522,352	1,087,106	11,821,478	321,598	1,388,613

Expenses
Investment advisory fees	2,498,464	611,956	998,660	713,478	763,805	6,277,624	206,630	1,575,175
Administrative fees	611,552	156,380	184,286	128,080	189,778	1,571,222	37,530	376,219
Distribution fees	1,549,468	541,273	820,453	107,417	617,861	3,891,759	31,743	963,883
Shareholder servicing fees	858,429	186,409	241,574	330,813	243,362	2,396,595	122,374	556,500
Fund accounting fees	100,721	101,643	71,800	98,262	97,907	100,711	95,842	100,682
Professional fees	89,267	110,974	103,248	73,000	73,000	73,637	70,234	71,000
State qualification expenses	104,767	86,065	101,447	64,407	65,479	121,185	29,599	72,803
Organizational costs	—	—	—	—	—	—	43,530	—
Offering costs	—	—	—	—	—	—	81,106	—
Reports to shareholders	43,032	9,854	12,899	27,639	13,064	120,650	8,313	25,704
Trustees and officers compensation	35,491	39,991	39,991	39,991	39,991	39,994	39,358	39,991
Custodian fees	24,361	21,703	190,851	7,597	8,802	81,633	18,005	23,465
Internal audit fees	2,796	2,796	2,796	2,796	2,796	2,796	2,796	2,796
Other	37,787	29,923	30,828	28,130	27,686	57,363	20,050	32,309
Total expenses before adjustments	5,956,135	1,898,967	2,798,833	1,621,610	2,143,531	14,735,169	807,110	3,840,527
Fees and expenses waived	—	(153,758)	(174,043)	(346,573)	(2,265)	—	(429,937)	—
Recovered fees previously waived by Manager	—	—	—	—	—	—	—	29
Expense offsets	(58)	(321)	(398)	(65)	(70)	(941)	(29)	(209)
Total expenses after adjustments	5,956,077	1,744,888	2,624,392	1,274,972	2,141,196	14,734,228	377,144	3,840,347
Net investment income (loss)	(1,782,603)	2,971,034	911,426	1,247,380	(1,054,090)	(2,912,750)	(55,546)	(2,451,734)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(70,982,973)	(8,693,220)	(35,794,386)	(37,998,722)	(21,860,794)	(202,886,263)	2,089,797	(74,657,248)
Net realized gain (loss) on foreign currency transactions	—	(603,582)	2,560,936	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	151,709,769	28,119,220	47,618,859	45,315,169	39,599,016	374,125,086	16,943,544	108,665,604
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	3,493	(5,581,811)	—	—	—	—	—
Net gain (loss) on investments	80,726,796	18,825,911	8,803,598	7,316,447	17,738,222	171,238,823	19,033,341	34,008,356
Net increase (decrease) in net assets resulting from operations	78,944,193	21,796,945	9,715,024	8,563,827	16,684,132	168,326,073	18,977,795	31,556,622

(a) Net of foreign withholding taxes	$37,679	$202,820	$410,497	$—	$1,674	$415,858	$109	$7,268

The accompanying notes are an integral part of the financial statements.	35

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/08 to 10/31/09	11/1/07 to 10/31/08	11/1/08 to 10/31/09	11/1/07 to 10/31/08	11/1/08 to 10/31/09		11/1/07 to 10/31/08

Net assets, beginning of period	$442,306,086	$798,609,436	$96,988,805	$155,175,889	$163,841,193		$355,441,137
Increase (decrease) in net assets from operations
Net investment income (loss)	(1,782,603)	(3,880,656)	2,971,034	3,353,777	911,426		2,084,572
Net realized gain (loss) on investments	(70,982,973)	(36,256,072)	(8,693,220)	(11,144,112)	(35,794,386)		(56,536,379)
Net realized gain (loss) on foreign currency transactions	—	—	(603,582)	(88,409)	2,560,936		(5,613,165)
Net change in unrealized appreciation (depreciation) on investments	151,709,769	(266,804,581)	28,119,220	(52,549,084)	47,618,859		(112,575,601)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	3,493	(1,134)	(5,581,811)		8,890,840
Net increase (decrease) in net assets resulting from operations	78,944,193	(306,941,309)	21,796,945	(60,428,962)	9,715,024		(163,749,733)
Distributions to shareholders from
Net investment income	—	—	(3,030,927)	(3,132,953)	(5,314,007	)(c)	—
Net realized gains	—	(103,643,660)	—	(16,433,145)	—		(29,731,569)
Net distributions to shareholders	—	(103,643,660)	(3,030,927)	(19,566,098)	(5,314,007)		(29,731,569)
Fund share transactions
Proceeds from shares sold-Class A	91,862,409	118,285,838	34,047,379	26,881,601	10,034,646		33,902,443
Issued as reinvestment of distributions-Class A	—	68,156,580	1,858,490	11,476,026	2,253,539		12,054,716
Cost of shares redeemed-Class A	(115,349,472)	(125,108,543)	(18,806,972)	(23,383,744)	(34,749,624)		(49,902,065)
Proceeds from shares sold-Class C	6,301,679	11,219,254	14,441,585	10,427,722	6,156,437		20,981,495
Issued as reinvestment of distributions-Class C	—	21,930,491	844,172	6,878,799	2,610,913		15,706,259
Cost of shares redeemed-Class C	(21,927,284)	(28,890,205)	(8,666,716)	(10,472,428)	(37,662,224)		(30,861,490)
Proceeds from shares sold-Class I	9,920,860	12,382,442	1,765,651	—	1,258,426		—
Issued as reinvestment of distributions-Class I	—	6,449,529	1,273	—	—		—
Cost of shares redeemed-Class I	(6,500,408)	(44,403,907)	(19,287)	—	(989,194)		—
Proceeds from shares sold-Class R-3	388,778	400,004	280,032	—	—		—
Issued as reinvestment of distributions-Class R-3	—	43,729	1,808	—	—		—
Cost of shares redeemed-Class R-3	(27,632)	(14,594)	—	—	—		—
Proceeds from shares sold-Class R-5	5,356,787	15,228,408	—	—	—		—
Issued as reinvestment of distributions-Class R-5	—	1,474,877	—	—	—		—
Cost of shares redeemed-Class R-5	(4,717,594)	(2,872,284)	—	—	—		—
Net increase (decrease) from fund share transactions	(34,691,877)	54,281,619	25,747,415	21,807,976	(51,087,081)		1,881,358
Increase (decrease) in net assets	44,252,316	(356,303,350)	44,513,433	(58,187,084)	(46,686,064)		(191,599,944)
Net assets, end of period (a)	486,558,402	442,306,086	141,502,238	96,988,805	117,155,129		163,841,193
(a) Includes undistributed net investment income
(accumulated net investment loss) of:	$—	$—	$219,598	$58,585	$(590,865)		$(818,125)

Shares issued and redeemed
Shares sold-Class A	5,009,360	4,401,661	3,291,400	1,944,177	595,758		1,176,855
Shares converted-Class A	—	—	—	—	—		—
Issued as reinvestment of distributions-Class A	—	2,308,827	183,479	774,232	134,975		383,298
Shares redeemed-Class A	(6,544,041)	(4,710,480)	(1,977,699)	(1,830,375)	(2,127,606)		(2,024,518)
Shares sold-Class C	385,422	471,548	1,436,903	789,739	410,924		780,157
Issued as reinvestment of distributions-Class C	—	833,225	86,176	470,547	171,305		546,685
Shares redeemed-Class C	(1,419,713)	(1,224,037)	(942,107)	(873,410)	(2,572,434)		(1,309,460)
Shares sold-Class I	497,775	450,245	164,656	—	79,132		—
Issued as reinvestment of distributions-Class I	—	216,864	115	—	—		—
Shares redeemed-Class I	(392,848)	(1,567,257)	(1,760)	—	(71,652)		—
Shares sold-Class R-3	19,689	12,238	23,654	—	—		—
Issued as reinvestment of distributions-Class R-3	—	1,483	150	—	—		—
Shares redeemed-Class R-3	(1,427)	(507)	—	—	—		—
Shares sold-Class R-5	280,379	599,448	—	—	—		—
Issued as reinvestment of distributions-Class R-5	—	49,709	—	—	—		—
Shares redeemed-Class R-5	(255,618)	(107,246)	—	—	—		—
Shares issued and redeemed	(2,421,022)	1,735,721	2,264,967	1,274,910	(3,379,598)		(446,983)

(b) For the period November 3, 2008 (commencement of operations) to October 31, 2009. (c) Includes tax return of capital distributions of $186,860.

36	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Large Cap Core Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund
11/1/08 to 10/31/09	11/1/07 to 10/31/08	11/1/08 to 10/31/09	11/1/07 to 10/31/08	11/1/08 to 10/31/09	11/1/07 to 10/31/08	11/3/08 to 10/31/09 (b)	11/1/08 to 10/31/09	11/1/07 to 10/31/08

$150,519,698	$227,229,575	$128,341,052	$199,359,924	$1,113,403,737	$1,851,253,969	$—	$270,399,419	$453,905,178

1,247,380	2,633,593	(1,054,090)	(1,783,699)	(2,912,750)	(7,445,071)	(55,546)	(2,451,734)	(2,470,379)
(37,998,722)	(26,265,250)	(21,860,794)	(6,184,729)	(202,886,263)	(184,448,892)	2,089,797	(74,657,248)	(5,534,706)
—	—	—	—	—	—	—	—	—
45,315,169	(65,481,119)	39,599,016	(65,769,900)	374,125,086	(484,155,218)	16,943,544	108,665,604	(146,264,024)
—	—	—	—	—	—	—	—	—
8,563,827	(89,112,776)	16,684,132	(73,738,328)	168,326,073	(676,049,181)	18,977,795	31,556,622	(154,269,109)

(2,233,573)	(2,264,236)	—	—	—	—	—	—	—
—	(9,857,625)	—	(31,289,716)	—	(192,218,338)	—	—	(64,932,432)
(2,233,573)	(12,121,861)	—	(31,289,716)	—	(192,218,338)	—	—	(64,932,432)

1,923,879	1,310,227	25,224,739	43,348,883	197,579,460	299,989,289	5,090,916	58,304,739	53,347,219
109,742	1,255,722	—	18,440,356	—	123,720,543	—	—	40,301,242
(4,005,927)	(7,264,053)	(26,840,300)	(37,287,018)	(262,214,770)	(349,161,747)	(418,935)	(64,602,948)	(76,895,401)
1,488,931	1,174,441	7,610,208	7,343,501	26,855,616	35,563,183	3,075,373	10,473,989	7,442,761
10,057	724,547	—	11,382,863	—	44,098,171	—	—	16,249,154
(1,986,922)	(3,842,387)	(9,247,929)	(9,809,215)	(50,365,332)	(69,639,518)	(254,488)	(14,597,120)	(20,554,061)
26,464,887	55,159,182	4,840,895	596,622	190,159,453	52,215,459	39,324,515	8,594,439	11,459,985
2,048,529	9,891,817	—	3,067	—	8,841,731	—	—	261,024
(58,057,505)	(33,440,579)	(227,262)	(9,887)	(48,229,911)	(23,038,716)	(7,961,741)	(2,361,747)	(513,264)
—	—	658,212	—	1,524,337	736,148	—	1,047,709	1,055,844
—	—	—	—	—	156,975	—	—	115,250
—	—	(318,403)	—	(597,213)	(307,396)	—	(764,144)	(439,855)
5,935	20,981	—	—	31,322,747	11,551,921	—	16,800,032	3,885,729
—	32,104	—	—	—	3,591,397	—	—	2,091,439
(701)	(497,242)	—	—	(7,168,719)	(7,900,153)	—	(2,722,688)	(2,111,284)
(31,999,095)	24,524,760	1,700,160	34,009,172	78,865,668	130,417,287	38,855,640	10,172,261	35,695,782
(25,668,841)	(76,709,877)	18,384,292	(71,018,872)	247,191,741	(737,850,232)	57,833,435	41,728,883	(183,505,759)
124,850,857	150,519,698	146,725,344	128,341,052	1,360,595,478	1,113,403,737	57,833,435	312,128,302	270,399,419

$791,088	$1,777,281	$—	$—	$(208,006)	$(208,006)	$(35,942)	$108,984	$(57,486)

191,197	89,389	1,368,513	1,624,921	11,101,355	11,858,534	373,694	2,712,594	1,756,567
—	—	—	—	—	—	—	—	—
11,725	77,514	—	655,075	—	4,409,143	—	—	1,229,446
(409,849)	(508,538)	(1,484,342)	(1,451,021)	(15,158,025)	(13,976,492)	(31,652)	(3,111,128)	(2,503,255)
150,516	85,777	473,431	323,618	1,700,760	1,562,513	221,065	573,022	284,056
1,080	45,143	—	448,674	—	1,752,013	—	—	571,952
(204,737)	(277,165)	(590,394)	(432,832)	(3,270,863)	(3,147,144)	(20,968)	(827,327)	(794,862)
2,646,440	3,778,562	243,373	23,582	10,215,374	2,046,289	3,474,664	426,895	417,971
219,564	610,606	—	108	—	313,425	—	—	7,919
(6,252,510)	(2,462,445)	(11,653)	(390)	(2,603,066)	(955,523)	(527,803)	(109,368)	(16,748)
—	—	35,550	—	87,669	28,616	—	50,939	38,904
—	—	—	—	—	5,610	—	—	3,526
—	—	(16,601)	—	(32,777)	(11,863)	—	(34,513)	(14,232)
565	1,379	—	—	1,886,589	435,351	—	837,725	128,628
—	1,988	—	—	—	127,309	—	—	63,473
(60)	(34,958)	—	—	(389,934)	(303,381)	—	(120,927)	(69,307)
(3,646,069)	1,407,252	17,877	1,191,735	3,537,082	4,144,400	3,489,000	397,912	1,104,038

The accompanying notes are an integral part of the financial statements.	37

Financial Highlights

Fiscal periods				From investment operations				Dividends & distributions					Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/08	10/31/09		$18.58	$(0.06)	$4.13		$4.07	$—		$—	$—	$22.65	1.32		1.32		(0.31)		54	21.91		$367
11/01/07	10/31/08		35.99	(0.13)	(12.71)		(12.84)	—		(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61	(40.38)		329
11/01/06	10/31/07		29.67	0.04	6.46	(b)	6.50	—		(0.18)	(0.18)	35.99	1.20		1.20		0.11		62	22.02		566
09/01/06	10/31/06	(c)	28.59	(0.01)	1.09	(b)	1.08	—		—	—	29.67	1.23	(d)	1.23	(d)	(0.19	)(d)	7	3.78	(e)	387
09/01/05	08/31/06		26.28	(0.06)	2.37	(b)	2.31	—		—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05		22.85	—	3.43	(b)	3.43	—		—	—	26.28	1.18		1.18		0.01		42	15.01		391
Class C*
11/01/08	10/31/09		16.45	(0.18)	3.63		3.45	—		—	—	19.90	2.08		2.08		(1.07)		54	20.97		84
11/01/07	10/31/08		32.64	(0.30)	(11.32)		(11.62)	—		(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61	(40.85)		87
11/01/06	10/31/07		27.13	(0.19)	5.88	(b)	5.69	—		(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	(c)	26.17	(0.04)	1.00	(b)	0.96	—		—	—	27.13	1.99	(d)	1.99	(d)	(0.94	)(d)	7	3.67	(e)	149
09/01/05	08/31/06		24.29	(0.25)	2.13	(b)	1.88	—		—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05		21.27	(0.17)	3.19	(b)	3.02	—		—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
Class I*
11/01/08	10/31/09		18.78	0.01	4.19		4.20	—		—	—	22.98	0.94		0.94		0.07		54	22.36		14
11/01/07	10/31/08		36.21	—	(12.86)		(12.86)	—		(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61	(40.16)		10
11/01/06	10/31/07		29.73	0.17	6.49	(b)	6.66	—		(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06	(c)	28.63	0.01	1.09	(b)	1.10	—		—	—	29.73	0.85	(d)	0.85	(d)	0.20	(d)	7	3.84	(e)	30
03/21/06	08/31/06		28.93	0.01	(0.31	)(b)	(0.30)	—		—	—	28.63	0.91	(d)	0.91	(d)	0.07	(d)	58	(1.04	)(e)	26
Class R-3*
11/01/08	10/31/09		18.51	(0.10)	4.11		4.01	—		—	—	22.52	1.49		1.49		(0.51)		54	21.66		1
11/01/07	10/31/08		35.97	(0.20)	(12.69)		(12.89)	—		(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61	(40.56)		0
09/12/07	10/31/07		33.30	(0.05)	2.72	(b)	2.67	—		—	—	35.97	1.65	(d)	7.17	(d)	(1.26	)(d)	62	8.02	(e)	0
Class R-5*
11/01/08	10/31/09		18.73	0.02	4.19		4.21	—		—	—	22.94	0.87		0.87		0.12		54	22.48		20
11/01/07	10/31/08		36.13	(0.04)	(12.79)		(12.83)	—		(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61	(40.17)		16
11/01/06	10/31/07		29.68	0.16	6.47	(b)	6.63	—		(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06		29.04	—	0.64	(b)	0.64	—		—	—	29.68	0.85	(d)	0.85	(d)	(0.20	)(d)	7	2.20	(e)	7

Eagle Growth & Income Fund
Class A*
11/01/08	10/31/09		9.71	0.31	1.86		2.17	(0.31)		—	(0.31)	11.57	1.39		1.55		3.12		57	22.88		90
11/01/07	10/31/08		17.77	0.37	(6.27)		(5.90)	(0.35)		(1.81)	(2.16)	9.71	1.35		1.33		2.75		64	(37.25)		61
11/01/06	10/31/07		14.68	0.36	3.60	(b)	3.96	(0.34)		(0.53)	(0.87)	17.77	1.35		1.40		2.28		63	28.17		96
10/01/06	10/31/06	(c)	14.43	0.02	0.34	(b)	0.36	(0.11)		—	(0.11)	14.68	1.35	(d)	1.56	(d)	1.33	(d)	4	2.52	(e)	68
10/01/05	09/30/06		13.81	0.38	1.43	(b)	1.81	(0.34)		(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
10/01/04	09/30/05		11.80	0.28	1.99	(b)	2.27	(0.26)		—	(0.26)	13.81	1.35		1.51		2.13		73	19.41		45
Class C*
11/01/08	10/31/09		9.45	0.23	1.80		2.03	(0.24)		—	(0.24)	11.24	2.19		2.31		2.35		57	21.89		49
11/01/07	10/31/08		17.34	0.26	(6.10)		(5.84)	(0.24)		(1.81)	(2.05)	9.45	2.15		2.09		1.95		64	(37.75)		36
11/01/06	10/31/07		14.38	0.23	3.50	(b)	3.73	(0.24)		(0.53)	(0.77)	17.34	2.14		2.16		1.52		63	27.05		59
10/01/06	10/31/06	(c)	14.12	0.01	0.34	(b)	0.35	(0.09)		—	(0.09)	14.38	2.10	(d)	2.31	(d)	0.58	(d)	4	2.46	(e)	47
10/01/05	09/30/06		13.54	0.27	1.40	(b)	1.67	(0.24)		(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46
10/01/04	09/30/05		11.57	0.18	1.96	(b)	2.14	(0.17)		—	(0.17)	13.54	2.10		2.26		1.37		73	18.60		31
Class I*
03/18/09	10/31/09		8.43	0.20	3.20		3.40	(0.27)		—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08	(d)	57	40.72	(e)	2
Class R-3*
09/30/09	10/31/09		11.84	0.01	(0.22)		(0.21)	(0.08)		—	(0.08)	11.55	1.65	(d)	1.56	(d)	0.94	(d)	57	(1.83	)(e)	0

Eagle International Equity Fund
Class A*
11/01/08	10/31/09		17.80	0.20	2.23		2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179	14.34		52
11/01/07	10/31/08		36.52	0.32	(16.15)		(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87	(b)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
11/01/05	10/31/06		25.20	0.24	6.73	(b)	6.97	(0.16)		(2.04)	(2.20)	29.97	1.71		1.53		0.86		58	29.31		91
11/01/04	10/31/05		20.95	0.09	4.49	(b)	4.58	(0.33)		—	(0.33)	25.20	1.78		2.00		0.38		78	21.98		50
Class C*
11/01/08	10/31/09		16.15	0.06	2.01		2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179	13.34		65
11/01/07	10/31/08		33.66	0.09	(14.71)		(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23	(b)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
11/01/05	10/31/06		23.58	0.02	6.30	(b)	6.32	(0.01)		(2.04)	(2.05)	27.85	2.46		2.28		0.07		58	28.38		118
11/01/04	10/31/05		19.66	(0.08)	4.20	(b)	4.12	(0.20)		—	(0.20)	23.58	2.53		2.75		(0.35)		78	21.06		73
Class I*
03/13/09(g)	10/31/09		13.59	0.08	5.90		5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179	44.00	(e)	0
02/09/09	02/24/09	(g)	15.60	0.02	(1.86)		(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179	(11.79	)(e)	0

38	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Large Cap Core Fund
Class A*
11/01/08	10/31/09	$10.70	$0.07	$1.36		$1.43	$(0.12)	$—	$(0.12)	$12.01	1.38		1.47		0.68		40	13.68		$11
11/01/07	10/31/08	17.95	0.17	(6.52)		(6.35)	(0.13)	(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07	16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06	14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05	14.29	(0.01)	0.01	(b)	—	—	—	—	14.29	1.65	(d)	3.25	(d)	(0.09	)(d)	66	—	(e)	19
Class C*
11/01/08	10/31/09	10.53	(0.01)	1.35		1.34	(0.01)	—	(0.01)	11.86	2.18		2.32		(0.15)		40	12.78		9
11/01/07	10/31/08	17.68	0.04	(6.42)		(6.38)	—	(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07	16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06	14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05	14.29	(0.05)	(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(d)	4.00	(d)	(0.85	)(d)	66	(0.42	)(e)	10
Class I*
11/01/08	10/31/09	10.73	0.12	1.35		1.47	(0.18)	—	(0.18)	12.02	0.95		1.28		1.18		40	14.20		104
11/01/07	10/31/08	18.01	0.20	(6.51)		(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)		130
11/01/06	10/31/07	16.60	0.19	1.48	(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06	15.17	0.08	1.35	(b)	1.43	—	—	—	16.60	0.95	(d)	1.23	(d)	0.87	(d)	43	9.43	(e)	128
Class R-5*
11/01/08	10/31/09	10.76	0.11	1.41		1.52	—	—	—	12.28	0.95		1.22		0.97		40	14.13		0
11/01/07	10/31/08	17.98	0.27	(6.51)		(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)		0
04/02/07	10/31/07	16.51	—	1.47	(b)	1.47	—	—	—	17.98	0.91	(d)	0.91	(d)	0.05	(d)	45	8.90	(e)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/08	10/31/09	18.63	(0.11)	2.73		2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)		(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06	26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05	25.26	(0.22)	2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
Class C*
11/01/08	10/31/09	16.68	(0.23)	2.43		2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19		45
11/01/07	10/31/08	31.65	(0.36)	(9.25)		(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)		42
11/01/06	10/31/07	26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06	25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05	24.02	(0.39)	2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
Class I*
11/01/08	10/31/09	18.83	(0.02)	2.77		2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60		6
11/01/07	10/31/08	34.69	(0.12)	(10.38)		(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21	(b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06	26.63	(0.04)	1.57	(b)	1.53	—	—	—	28.16	0.95	(d)	1.05	(d)	(0.42	)(d)	111	5.75	(e)	0
Class R-3*
01/12/09	10/31/09	16.84	(0.15)	4.50		4.35	—	—	—	21.19	1.74	(d)	1.74	(d)	(0.94	)(d)	127	25.83	(e)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/08	10/31/09	18.34	(0.03)	2.79		2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05		812
11/01/07	10/31/08	32.59	(0.09)	(10.83)		(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)		146	13.11		633
Class C*
11/01/08	10/31/09	16.34	(0.15)	2.48		2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26		232
11/01/07	10/31/08	29.62	(0.25)	(9.70)		(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13	(b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class I*
11/01/08	10/31/09	$18.49	$0.03	$2.84		$2.87	$—	$—	$—	$21.36	0.87		0.87		0.16		196	15.52		$254
11/01/07	10/31/08	32.74	—	(10.92)		(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62	(b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(b)	1.94	—	—	—	30.15	0.84	(d)	0.84	(d)	(0.15	)(d)	180	6.88	(e)	17
Class R-3*
11/01/08	10/31/09	18.26	(0.06)	2.78		2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90		3
11/01/07	10/31/08	32.52	(0.13)	(10.80)		(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60	(b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(b)	2.28	—	—	—	30.10	1.27	(d)	1.27	(d)	(0.60	)(d)	180	8.20	(e)	0
Class R-5*
11/01/08	10/31/09	18.50	0.05	2.84		2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62		60
11/01/07	10/31/08	32.73	0.02	(10.92)		(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61	(b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(b)	1.17	—	—	—	30.13	0.67	(d)	0.67	(d)	(0.15	)(d)	180	4.04	(e)	12

Eagle Small Cap Core Value Fund
Class A*
11/03/08	10/31/09	14.29	(0.07)	2.32		2.25	—	—	—	16.54	1.48	(d)	4.53	(d)	(0.45	)(d)	23	15.75	(e)	6
Class C*
11/03/08	10/31/09	14.29	(0.19)	2.31		2.12	—	—	—	16.41	2.28	(d)	5.37	(d))	(1.27	)(d)	23	14.84	(e)	3
Class I*
03/09/09	10/31/09	9.65	(0.01)	6.95		6.94	—	—	—	16.59	0.95	(d)	1.80	(d)	(0.04	)(d)	23	71.92	(e)	49

Eagle Small Cap Growth Fund
Class A*
11/01/08	10/31/09	22.52	(0.18)	2.76		2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46		200
11/01/07	10/31/08	41.33	(0.16)	(12.81)		(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46	(b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30		1.25		(0.39)		50	7.08		225
Class C*
11/01/08	10/31/09	19.40	(0.30)	2.34		2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05		2.00		(1.13)		50	6.26		91
Class I*
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(b)	4.23	—	—	—	37.91	0.95	(d)	1.08	(d)	(0.14	)(d)	49	12.56	(e)	0
Class R-3*
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(b)	1.89	—	—	—	37.88	1.60	(d)	2.05	(d)	(1.04	)(d)	49	5.25	(e)	0
Class R-5*
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(b)	2.02	—	—	—	37.88	0.83	(d)	0.83	(d)	(0.10	)(d)	49	5.63	(e)	13

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Includes redemption fee amounts that represent less than $0.01 per share. (c) Denotes a partial period when the Eagle Capital Appreciation Fund and Eagle Growth & Income Fund changed their fiscal and tax year ends to October 31. (d) Annualized. (e) Not annualized. (f) Includes tax return of capital distribution of $0.02 per share. (g) There were no shares outstanding from February 25, 2009 through March 12, 2009.

40	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2009

NOTE 1  |  Organization and investment objective The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

The Eagle Family of Funds consist of the Trusts in addition to another investment company advised by the Manager, the Eagle Cash Trust. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Eagle Family of Funds.

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in six series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Large Cap Core Fund (“Large Cap Core Fund”) seeks long-term growth through capital appreciation,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund”) seeks capital growth, and

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation.

Class offerings Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers.

•

Class A shares are sold at a maximum front-end sales charge of 4.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•

Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers. As of October 31, 2009, there were no shares issued in Class R-3 for the International Equity Fund, Large Cap Core Fund or Small Cap Core Value Fund nor were there shares issued in Class R-5 for the Growth & Income Fund, International Equity Fund, Mid Cap Growth Fund or Small Cap Core Value Fund.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m.), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

•	Issuer specific events occurred after the security ceased trading; or

41

Notes to Financial Statements

10.31.2009

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards. Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•	Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Manager will value the security at fair value in good faith using the Procedures.

•

Foreign equity securities If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•

Fixed income securities Government, corporate, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

42

Notes to Financial Statements

10.31.2009

•

Short-term securities The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•	Futures and options Futures and options are valued on the basis of market quotations, if available.

For disclosure purposes, each Fund utilizes a three level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2009.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Domestic common stocks (a)	$482,777,161	$—	$482,777,161
Short-term investments	—	3,633,000	3,633,000
Total investment portfolio	$482,777,161	$3,633,000	$486,410,161
Growth & Income Fund
Domestic common stocks (a)	$67,103,543	$—	$67,103,543
Foreign common stocks
Banks	1,676,367	—	1,676,367
Chemicals	—	1,339,742	1,339,742
Computers	1,209,838	—	1,209,838
Electric	—	1,246,573	1,246,573
Entertainment	—	1,398,967	1,398,967
Financial services	—	2,786,390	2,786,390
Food	—	2,246,802	2,246,802

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Growth & Income Fund (cont’d)
Insurance	$3,191,767	$2,032,824	$5,224,591
Internet	1,360,512	—	1,360,512
Multimedia	—	1,341,370	1,341,370
Oil & gas	2,573,176	2,877,937	5,451,113
Pharmaceuticals	—	4,185,779	4,185,779
Telecommunications	3,008,880	11,263,255	14,272,135
Domestic preferred stocks (a)	2,427,100	—	2,427,100
Domestic corporate bonds (a)	—	12,404,985	12,404,985
Foreign corporate bonds (a)	—	1,193,500	1,193,500
Domestic convertible bonds (a)	—	4,588,690	4,588,690
Short-term investments	—	9,037,000	9,037,000
Total investment portfolio	$82,551,183	$57,943,814	$140,494,997
International Equity Fund
Foreign common stocks
Basic materials	$5,268,347	$9,041,231	$14,309,578
Communications	1,599,832	7,966,648	9,566,480
Consumer, cyclical	826,319	8,288,810	9,115,129
Consumer, non-cyclical	1,179,606	11,922,869	13,102,475
Diversified	212,053	2,571,314	2,783,367
Energy	4,963,079	8,310,133	13,273,212
Financial	4,515,503	29,462,745	33,978,248
Industrial	3,181,915	9,377,987	12,559,902
Technology	878,772	1,822,286	2,701,058
Utilities	—	1,948,603	1,948,603
Foreign preferred stocks
Basic materials	465,462	—	465,462
Communications	67,316	—	67,316
Consumer, cyclical	146,485	—	146,485
Consumer, non-cyclical	10,136	35,375	45,511
Energy	610,276	—	610,276
Financial	364,668	—	364,668
Utilities	6,041	—	6,041
Investment companies	2,536,413	619,233	3,155,646
Short-term investments	—	2,906,000	2,906,000
Other financial instruments (b)	(265,715)	—	(265,715)
Total investment portfolio	$26,566,508	$94,273,234	$120,839,742
Large Cap Core Fund
Domestic common stocks (a)	$118,345,140	$—	$118,345,140
Investment companies (a)	2,988,631	—	2,988,631
Short-term investments	—	9,251,000	9,251,000
Total investment portfolio	$121,333,771	$9,251,000	$130,584,771

43

Notes to Financial Statements

10.31.2009

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Mid Cap Growth Fund
Domestic common stocks (a)	$145,936,053	$—	$145,936,053
Short-term investments	—	4,198,000	4,198,000
Total investment portfolio	$145,936,053	$4,198,000	$150,134,053
Mid Cap Stock Fund
Domestic common stocks (a)	$1,173,021,216	$—	$1,173,021,216
Foreign common stocks (a)	182,245,976	—	182,245,976
Short-term investments	—	20,139,000	20,139,000
Total investment portfolio	$1,355,267,192	$20,139,000	$1,375,406,192
Small Cap Core Value Fund
Domestic common stocks (a)	$52,620,453	$—	$52,620,453
Investment companies (a)	1,883,492	—	1,883,492
Short-term investments	—	3,255,000	3,255,000
Total investment portfolio	$54,503,945	$3,255,000	$57,758,945
Small Cap Growth Fund
Domestic common stocks (a)	$310,769,967	$—	$310,769,967
Short-term investments	—	4,597,000	4,597,000
Total investment portfolio	$310,769,967	$4,597,000	$315,366,967
(a) Please see the investment portfolio for detail by industry. (b) Other financial instruments include foreign forward currency contracts which are valued at the unrealized appreciation/(depreciation) of the instrument.

As of October 31, 2009, no Fund had any investments classified as Level 3. The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in the International Equity Fund to determine value during the fiscal year ended October 31, 2009.

Investment in securities
International Equity Fund
Balance as of October 31, 2008	$—
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	39,297
Net purchases (sales)	—
Net transfers in and/or (out) of Level 3	(39,297)
Balance as of October 31, 2009	$—

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency contracts Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are valued on each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at

44

Notes to Financial Statements

10.31.2009

least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statements of Operations.

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different expense for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each Fund except the Growth & Income Fund, distributions of net investment income are made annually. In the Growth & Income Fund, distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid by each Fund to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/08 to 10/31/09	11/1/07 to 10/31/08
Growth & Income Fund
Class A	$2,076,204	$2,220,577
Class C	931,321	912,376
Class I	21,594	—
Class R-3	1,808	—
International Equity Fund
Class A	2,569,804	—
Class C	2,744,203	—
Class I	—	—
Large Cap Core Fund
Class A	123,051	189,225
Class C	10,575	—
Class I	2,099,947	2,068,073
Class R-5	—	6,938

Distributions paid by each Fund to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/08 to 10/31/09	11/1/07 to 10/31/08
Capital Appreciation Fund
Class A	$—	$72,026,182
Class C	—	23,540,004
Class I	—	6,558,868
Class R-3	—	43,729
Class R-5	—	1,474,877
Growth & Income Fund
Class A	—	$10,152,491
Class C	—	6,280,654
Class I	—	—
Class R-3	—	—
International Equity Fund
Class A	—	13,242,330
Class C	—	16,489,239
Class I	—	—

45

Notes to Financial Statements

10.31.2009

Distributions from net realized gains (cont’d)	11/1/08 to 10/31/09	11/1/07 to 10/31/08
Large Cap Core Fund
Class A	$—	$1,122,952
Class C	—	746,545
Class I	—	7,962,962
Class R-5	—	25,166
Mid Cap Growth Fund
Class A	—	19,595,467
Class C	—	11,691,182
Class I	—	3,067
Class R-3	—	—
Mid Cap Stock Fund
Class A	—	132,489,950
Class C	—	45,853,865
Class I	—	10,126,151
Class R-3	—	156,975
Class R-5	—	3,591,397
Small Cap Core Value Fund
Class A	—	N/A
Class C	—	N/A
Class I	—	N/A
Small Cap Growth Fund
Class A	—	45,150,387
Class C	—	17,297,442
Class I	—	277,914
Class R-3	—	115,250
Class R-5	—	2,091,439

Offering and organizational costs Offering costs of $81,106 associated with the formation of the Small Cap Core Value Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. Also, organizational costs of $43,530 associated with the formation of the fund were charged and expensed after the commencement of operations.

Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities For the fiscal year ended October 31, 2009, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$223,596,256	$254,575,912
Growth & Income Fund	86,680,974	55,579,607
International Equity Fund	215,255,861	258,068,081
Large Cap Core Fund	45,303,276	77,102,146
Mid Cap Growth Fund	162,919,268	158,978,414
Mid Cap Stock Fund	2,255,827,299	2,154,395,114
Small Cap Core Value Fund	44,613,111	7,810,335
Small Cap Growth Fund	308,877,810	287,234,237

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
Large Cap Core Fund	All assets	0.60%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Core Value Fund and Small Cap Growth Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

46

Notes to Financial Statements

10.31.2009

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I and Class R-5. For the fiscal year ended October 31, 2009, the amount of administrative fees charged to the Funds were as follows:

Administrative fees		Class A	Class C
Capital Appreciation Fund		$470,275	$114,553
Growth & Income Fund		99,525	56,292
International Equity Fund		81,528	102,686
Large Cap Core Fund		15,183	12,317
Mid Cap Growth Fund		126,106	60,980
Mid Cap Stock Fund		1,075,328	313,535
Small Cap Core Value Fund		6,018	3,257
Small Cap Growth Fund		260,543	78,369

Administrative fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$9,396	$596	$16,732
Growth & Income Fund	527	36	—
International Equity Fund	72	—	—
Large Cap Core Fund	100,566	—	14
Mid Cap Growth Fund	2,347	345	—
Mid Cap Stock Fund	136,568	2,793	42,998
Small Cap Core Value Fund	28,255	—	—
Small Cap Growth Fund	14,016	2,156	21,135

Subadvisory fees The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund, Growth & Income Fund and International Equity Fund.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Small Cap Core Value Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of each Fund’s average daily net assets, computed daily and payable monthly.

Distribution fees Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution rate for Class A shares is 0.25%; for Class C shares is 1% and for Class R-3 shares is 0.50%. The Distribution plans for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. For the fiscal year ended October 31, 2009, the amount of distribution fees charged to the Funds were as follows:

Distribution fees	Class A	Class C	Class R-3
Capital Appreciation Fund	$783,793	$763,689	$1,986
Growth & Income Fund	165,876	375,278	119
International Equity Fund	135,880	684,573	—
Large Cap Core Fund	25,305	82,112	—
Mid Cap Growth Fund	210,176	406,535	1,150
Mid Cap Stock Fund	1,792,212	2,090,236	9,311
Small Cap Core Value Fund	10,031	21,712	—
Small Cap Growth Fund	434,240	522,457	7,186

Sales charges For the fiscal year ended October 31, 2009, total front-end and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$80,333	$—	$5,770
Growth & Income Fund	161,434	2	2,963
International Equity Fund	31,912	11	10,354
Large Cap Core Fund	7,405	—	518
Mid Cap Growth Fund	51,014	4	3,978
Mid Cap Stock Fund	297,385	50	17,792
Small Cap Core Value Fund	17,526	—	14
Small Cap Growth Fund	86,966	3,046	5,315

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

47

Notes to Financial Statements

10.31.2009

Agency commissions For the fiscal year ended October 31, 2009, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$464,727	$—
Growth & Income Fund	113,402	386
International Equity Fund	435,928	—
Large Cap Core Fund	103,709	—
Mid Cap Growth Fund	449,172	13,456
Mid Cap Stock Fund	3,847,254	29,825
Small Cap Core Value Fund	64,582	647
Small Cap Growth Fund	755,326	11,882

Internal audit fees RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Fund accounting fees Eagle Fund Services, Inc. (“EFS”) is the fund accountant for each of the Funds except the International Equity Fund. For providing fund accounting services, EFS receives payment from the Funds at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The custodian, not EFS, provides fund accounting services for the International Equity Fund.

Shareholder servicing fees EFS is the shareholder servicing agent for each of the Funds. For providing shareholder services, EFS receives payment from the Funds at a fixed fee per shareholder account plus any out-of-pocket expenses. For the fiscal year ended October 31, 2009, the amount of Shareholder Servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class C
Capital Appreciation Fund	$661,502	$172,373
Growth & Income Fund	117,605	68,162
International Equity Fund	103,516	138,011
Large Cap Core Fund	17,986	23,298
Mid Cap Growth Fund	155,572	84,800
Mid Cap Stock Fund	1,679,169	477,445
Small Cap Core Value Fund	8,692	7,772
Small Cap Growth Fund	393,024	143,812

Shareholder servicing fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$12,469	$554	$11,531
Growth & Income Fund	622	20	—
International Equity Fund	47	—	—
Large Cap Core Fund	289,497	—	32
Mid Cap Growth Fund	2,440	550	—
Mid Cap Stock Fund	208,308	2,377	29,296
Small Cap Core Value Fund	105,910	—	—
Small Cap Growth Fund	4,726	2,135	12,803

Expense limitations For the periods indicated in the table below, Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	3/1/09 to 2/28/10	3/1/08 to 2/28/09
Capital Appreciation Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Growth & Income Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%	(a)
Class R-3	1.65%	1.65%	(a)
Class R-5	0.95%	0.95%	(a)
International Equity Fund
Class A	1.75%	1.65%
Class C	2.55%	2.45%
Class I	1.15%	1.15%	(a)
Class R-3	1.75%	1.75%	(a)
Class R-5	1.15%	1.15%	(a)
Large Cap Core Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%

48

Notes to Financial Statements

10.31.2009

Expense limitations rate schedule (cont’d)	3/1/09 to 2/28/10	3/1/08 to 2/28/09
Mid Cap Growth Fund
Class A	1.50%	1.45%
Class C	2.30%	2.25%
Class I	0.95%	0.95%
Class R-3	1.75%	1.75%
Class R-5	0.95%	0.95%
Mid Cap Stock Fund
Class A	1.50%	1.45%
Class C	2.30%	2.25%
Class I	0.95%	0.95%
Class R-3	1.75%	1.75%
Class R-5	0.95%	0.95%
Small Cap Core Value Fund
Class A	1.50%	1.40%	(b)
Class C	2.30%	2.30%	(b)
Class I	0.95%	0.95%	(b)
Class R-3	1.70%	1.70%	(b)
Class R-5	0.95%	0.95%	(b)
Small Cap Growth Fund
Class A	1.50%	1.40%
Class C	2.30%	2.20%
Class I	0.95%	0.95%
Class R-3	1.70%	1.60%
Class R-5	0.95%	0.95%
(a) Rate effective September 15, 2008. (b) Rate effective November 3, 2008.

For the fiscal year ended October 31, 2009, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	Fund Level	Class A	Class C
Growth & Income Fund	$—	$108,210	$44,451
International Equity Fund	120,582	28,859	24,484
Large Cap Core Fund	—	8,172	11,295
Small Cap Core Value Fund	281,547	8,003	6,223

Expenses waived and/or reimbursed (cont’d)	Class I	Class R-5
Growth & Income Fund	$1,097	$—
International Equity Fund	118	—
Large Cap Core Fund	327,069	37
Mid Cap Growth Fund	2,265	—
Small Cap Core Value Fund	134,164	—

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/11	10/31/10
Growth & Income Fund Class A	$108,210	$—
Growth & Income Fund Class C	44,451	—
Growth & Income Fund Class I	1,097	—
International Equity Fund	120,582	—
International Equity Fund Class A	28,859	—
International Equity Fund Class C	24,484	—
International Equity Fund Class I	118	—
Large Cap Core Fund Class A	8,172	—
Large Cap Core Fund Class C	11,295	—
Large Cap Core Fund Class I	327,069	148,145
Large Cap Core Fund Class R-5	37	113
Mid Cap Growth Fund Class I	2,265	83
Small Cap Core Value Fund	281,547	—
Small Cap Core Value Fund Class A	8,003	—
Small Cap Core Value Fund Class C	6,223	—
Small Cap Core Value Fund Class I	134,164	—

For the fiscal year ended October 31, 2009, the Manager recovered previously waived expenses from the Small Cap Growth Fund’s Class I shares in the amount of $29.

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds.

49

Notes to Financial Statements

10.31.2009

NOTE 5  |  Federal income taxes and distributions Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 to October 31, 2009) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Capital Appreciation Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized and the expiration of capital loss carryforwards, the Capital Appreciation Fund increased (credited) accumulated net investment loss by $1,782,603 and accumulated net realized loss by $312,719 and decreased (debited) paid-in capital by $2,095,322. As of October 31, 2009, the Capital Appreciation Fund had net tax basis capital loss carryforwards in the aggregate of $104,358,772 of which $33,079,334 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $71,279,437 expiring on October 31, 2017.

Growth & Income Fund For the period ended October 31, 2009, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency transactions and adjustments for partnership income, the Growth & Income Fund increased (credited) accumulated net investment loss by $220,906 and paid-in capital by $84,665 and decreased (debited) accumulated net realized loss by $305,571. As of October 31, 2009, the Growth & Income Fund had net tax basis capital loss carryforwards in the aggregate of $21,138,145 of which $11,417,280 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $9,720,865 expiring on October 31, 2017.

International Equity Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/

tax differences primarily attributable to foreign currency transactions, net operating losses not utilized and investments in passive foreign investment companies, the International Equity Fund increased (credited) accumulated net investment loss by $4,629,841 and decreased (debited) accumulated net realized loss by $4,272,719 and paid-in capital by $357,122. As of October 31, 2009, the International Equity Fund had net tax basis capital loss carryforwards in the aggregate of $82,442,107 of which $40,840,665 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $41,601,442 expiring on October 31, 2017.

Large Cap Core Fund As of October 31, 2009, the Large Cap Core Fund had net tax basis capital loss carryforwards in the aggregate of $62,570,343 of which $25,251,054 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $37,319,289 expiring on October 31, 2017.

Mid Cap Growth Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized, the Mid Cap Growth Fund increased (credited) accumulated net investment loss and decreased (debited) paid-in capital by $1,054,090. As of October 31, 2009, the Mid Cap Growth Fund had net tax basis capital loss carryforwards in the aggregate of $26,602,318 of which $3,290,795 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $23,311,523 expiring on October 31, 2017.

Mid Cap Stock Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized, the Mid Cap Stock Fund increased (credited) accumulated net investment loss and decreased (debited) paid-in capital by $2,912,750. As of October 31, 2009, the Mid Cap Stock Fund had net tax basis capital loss carryforwards in the aggregate of $366,974,081 of which $157,383,490 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $209,590,591 expiring on October 31, 2017.

Small Cap Core Value Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses utilized, nondeductible offering costs and the use of a tax practice that treats a portion of the proceeds from the redemption of shares as a distribution of taxable realized capital gains, the Small Cap Core Value Fund increased (credited) accumulated net investment loss by $19,604 and paid-in capital by $86,667 and decreased (debited)

50

Notes to Financial Statements

10.31.2009

accumulated net realized gain by $106,271. As of October 31, 2009, the Small Cap Core Value Fund did not have any net tax basis capital loss carryforwards.

Small Cap Growth Fund For the fiscal year ended October 31, 2009, to reflect reclassifications arising from permanent book/ tax differences primarily attributable to net operating losses not utilized, the Small Cap Growth Fund increased (credited) accumulated net investment loss and decreased (debited) paid-in capital by $2,618,204. As of October 31, 2009, the Small Cap Growth Fund had net tax basis capital loss carryforwards in the aggregate of $75,998,955 of which $2,634,753 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $73,364,202 expiring on October 31, 2017.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

	Ordinary income			Long-term capital gains
	10/31/09		10/31/08	10/31/09	10/31/08
Capital Appreciation Fund	$—		$27,491,748	$—	$76,151,912
Growth & Income Fund	3,030,927		7,186,854	—	12,379,244
International Equity Fund	5,314,007	(a)	—	—	29,731,569
Large Cap Core Fund	2,233,573		4,386,015	—	7,735,846
Mid Cap Growth Fund	—		15,369,629	—	15,920,087
Mid Cap Stock Fund	—		95,345,369	—	96,872,969
Small Cap Core Value Fund	—		N/A	—	N/A
Small Cap Growth Fund	—		8,150,030	—	56,782,402
(a) Includes tax return of capital distributions of $186,860.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain
Capital Appreciation Fund	$—	$—
Growth & Income Fund	300,981	—
International Equity Fund	—	—
Large Cap Core Fund	789,471	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Core Value Fund	2,027,940	—
Small Cap Growth Fund	—	—

As of October 31, 2009, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$417,290,763
Growth & Income Fund	130,994,659
International Equity Fund	116,238,310
Large Cap Core Fund	132,981,926
Mid Cap Growth Fund	126,345,748
Mid Cap Stock Fund	1,280,508,664
Small Cap Core Value Fund	40,859,795
Small Cap Growth Fund	263,074,700

As of October 31, 2009, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$87,808,772	$(18,689,374)	$69,119,398
Growth & Income Fund	17,959,601	(8,459,263)	9,500,338
International Equity Fund	22,602,183	(17,735,036)	4,867,147
Large Cap Core Fund	12,239,045	(14,636,200)	(2,397,155)
Mid Cap Growth Fund	28,181,761	(4,393,456)	23,788,305
Mid Cap Stock Fund	149,854,427	(54,956,899)	94,897,528
Small Cap Core Value Fund	17,490,563	(591,414)	16,899,149
Small Cap Growth Fund	66,805,286	(14,513,019)	52,292,267

NOTE 6  |  Subsequent events The Manager has evaluated subsequent events through December 18, 2009, the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Funds’ financial statements.

NOTE 7  |  New accounting pronouncements In March 2008, the Financial Accounting Standards Board issued amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Manager is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Funds’ financial statements.

51

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund (hereafter referred to collectively as the “Funds”), at October 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 18, 2009

52

Understanding Your Ongoing Costs

UNAUDITED	10.31.2009

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on May 1, 2009, and held through October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value May 1, 2009	Ending account value October 31, 2009	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,179.70	$7.07	1.29%
Class C	$1,000.00	$1,175.40	$11.18	2.04%
Class I	$1,000.00	$1,182.10	$5.10	0.93%
Class R-3	$1,000.00	$1,178.40	$7.98	1.45%
Class R-5	$1,000.00	$1,182.50	$4.64	0.84%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,240.80	$7.91	1.40%
Class C	$1,000.00	$1,235.60	$12.40	2.20%
Class I	$1,000.00	$1,243.80	$5.37	0.95%
Class R-3 (b)	$1,000.00	$804.70	$1.26	1.65%
Eagle International Equity Fund
Class A	$1,000.00	$1,242.50	$9.76	1.73%
Class C	$1,000.00	$1,236.40	$14.01	2.49%
Class I	$1,000.00	$1,244.10	$6.52	1.15%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,185.60	$7.71	1.40%
Class C	$1,000.00	$1,181.30	$12.10	2.20%
Class I	$1,000.00	$1,188.90	$5.24	0.95%
Class R-5	$1,000.00	$1,188.80	$5.24	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,144.90	$7.71	1.43%
Class C	$1,000.00	$1,140.80	$11.77	2.18%
Class I	$1,000.00	$1,147.90	$5.15	0.95%
Class R-3	$1,000.00	$1,143.50	$9.39	1.74%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,188.10	$6.70	1.22%
Class C	$1,000.00	$1,183.90	$10.82	1.97%
Class I	$1,000.00	$1,190.00	$4.62	0.84%
Class R-3	$1,000.00	$1,187.30	$7.62	1.38%
Class R-5	$1,000.00	$1,190.30	$4.32	0.78%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,217.10	$8.38	1.50%
Class C	$1,000.00	$1,212.00	$12.83	2.30%
Class I	$1,000.00	$1,219.90	$5.32	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,188.40	$7.35	1.33%
Class C	$1,000.00	$1,183.90	$11.70	2.13%
Class I	$1,000.00	$1,191.60	$4.73	0.86%
Class R-3	$1,000.00	$1,187.40	$8.43	1.53%
Class R-5	$1,000.00	$1,191.10	$4.81	0.87%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365). (b) Data reflects the 32 day period from September 30, 2009 (commencement of operations) to October 31, 2009.

53

Understanding Your Ongoing Costs

UNAUDITED	10.31.2009

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2009 through October 31, 2009 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value May 1, 2009	Ending account value October 31, 2009	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,018.72	$6.55	1.29%
Class C	$1,000.00	$1,014.92	$10.36	2.04%
Class I	$1,000.00	$1,020.53	$4.72	0.93%
Class R-3	$1,000.00	$1,017.88	$7.39	1.45%
Class R-5	$1,000.00	$1,020.95	$4.30	0.84%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,018.15	$7.12	1.40%
Class C	$1,000.00	$1,014.11	$11.17	2.20%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-3	$1,000.00	$1,016.89	$8.38	1.65%
Eagle International Equity Fund
Class A	$1,000.00	$1,016.50	$8.77	1.73%
Class C	$1,000.00	$1,012.68	$12.61	2.49%
Class I	$1,000.00	$1,019.39	$5.87	1.15%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,018.15	$7.12	1.40%
Class C	$1,000.00	$1,014.11	$11.17	2.20%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-5	$1,000.00	$1,020.42	$4.83	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,018.01	$7.26	1.43%
Class C	$1,000.00	$1,014.21	$11.08	2.18%
Class I	$1,000.00	$1,020.41	$4.84	0.95%
Class R-3	$1,000.00	$1,016.45	$8.83	1.74%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,019.08	$6.18	1.22%
Class C	$1,000.00	$1,015.29	$9.99	1.97%
Class I	$1,000.00	$1,020.99	$4.26	0.84%
Class R-3	$1,000.00	$1,018.24	$7.03	1.38%
Class R-5	$1,000.00	$1,021.26	$3.99	0.78%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$1,013.61	$11.68	2.30%
Class I	$1,000.00	$1,020.41	$4.84	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,018.49	$6.78	1.33%
Class C	$1,000.00	$1,014.49	$10.79	2.13%
Class I	$1,000.00	$1,020.89	$4.36	0.86%
Class R-3	$1,000.00	$1,017.50	$7.78	1.53%
Class R-5	$1,000.00	$1,020.82	$4.44	0.87%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

54

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

Overview At a meeting held on August 13, 2009, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between the: (1) Eagle Capital Appreciation Fund and Eagle Asset Management, Inc. (“Eagle”); (2) Eagle Growth & Income Fund and Eagle; and (3) Eagle Series Trust, on behalf of the Eagle International Equity Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund, and Eagle. Each of the Funds mentioned is referred to as a “Fund” and collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement with: (1) Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the Eagle Capital Appreciation Fund; (2) Thornburg Investment Management, Inc. (“Thornburg”) as subadviser to the Eagle Growth & Income Fund; (3) Artio Global Management LLC (“Artio”) as subadviser to the Eagle International Equity Fund; and (4) Eagle Boston Investment Management, Inc. (“EBIM”) as subadviser to the Eagle Small Cap Core Value Fund. At this time, the Board also approved a new Subadvisory Agreement with Artio effective upon the completion of a pending change of control of Artio’s parent company. The investment advisory and subadvisory agreements are referred to herein as an “Agreement” and collectively, as the “Agreements.” GSAM, Thornburg, Artio and EBIM are collectively referred to as the “Subadvisers.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle and the Subadvisers; information on the Funds’ performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s and the Subadvisers’ investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Funds, Eagle and the Subadvisers, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Eagle Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and the Subadvisers; (2) the personnel of Eagle and the Subadvisers; (3) the financial condition of Eagle and the Subadvisers; (4) the compliance programs and records of Eagle and the Subadvisers; (5) the performance of the Funds as compared to their peer groups and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, the Subadvisers and their respective affiliates; (9) the estimated profitability of Eagle and the Subadvisers under the Agreements, when available; and (10) information related to Artio’s pending change of control, including its impact on the Eagle International Equity Fund’s expenses and the key services that Artio provides to the Eagle International Equity Fund. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle, the Subadvisers and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle or the Subadvisers from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

55

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

Nature, extent and quality of services The Board considered that Eagle and the Subadvisers are experienced in serving as investment advisers for the Funds and have provided a continuous investment program, including investment selection, credit review and market analysis among other matters, for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by the Subadvisers and is responsible for the selection of Fund subadvisers. The Board also noted that Eagle and its affiliate, Eagle Fund Services, Inc. (“EFS”), provide administration, transfer agent and fund accounting services (except for the Eagle International Equity Fund) to the Funds. In addition, Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law, and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Eagle, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectus and other public disclosures, have chosen to invest in the Funds.

The Board noted that each Subadviser is responsible for making investment decisions on behalf of its respective Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board considered information regarding: (1) the background and experience of Eagle and Subadviser personnel who provide services to the Funds; (2) material compliance matters during the last year, if any, and certifications as to the adequacy of the compliance programs of Eagle and each Subadviser; (3) the financial information regarding Eagle and each Subadviser, as provided; (4) the impact of Artio’s pending change of control on the services that Artio provides to the Eagle International Equity Fund; and (5) Eagle’s recommendation to continue to retain the Subadvisers to manage the Funds.

Investment performance The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2009, relative to the average performance of its peer group funds and benchmark indices. The Board also considered the performance of the Subadvisers relative to other accounts managed by the Subadvisers, to the extent such information was available.

With respect to the Eagle Capital Appreciation Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the five- and ten-year periods, but underperformed for the one- and three-year periods; (2) the Fund outperformed the average performance of its peer group funds for the three-, five- and ten-year periods, but underperformed for the one-year period; and (3) the Fund has outperformed comparable accounts managed by GSAM for the one- and five-year periods, but underperformed for the three-year period.

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods; and (3) the Fund’s overall 5-star Morningstar rating.

With respect to the Eagle International Equity Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the three- and five-year periods, but underperformed for the one-year period; and (3) the Fund has outperformed the average performance of comparable accounts managed by Artio for all relevant time periods. The Board also noted Artio’s explanation that its defensive investment positioning was a primary reason for the Fund’s recent underperformance.

With respect to the Eagle Large Cap Core Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods; and (3) Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s investment performance.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; and (3) Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s investment performance.

56

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods with the exception of the five-year period, during which the Fund underperformed; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods with the exception of the five-year period, during which the Fund underperformed; and (3) Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s investment performance.

With respect to the Eagle Small Cap Core Value Fund, the Board noted the following specific factors regarding performance: (1) the Fund commenced operations in November 2008; (2) the Fund outperformed its benchmark index since inception; and (3) the Fund underperformed comparable accounts managed by EBIM since the Fund’s inception.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; and (3) Eagle’s representation that prior to November 1, 2008, the current portfolio management team only was responsible for a portion of the Fund’s assets, resulting in the lack of a comparable Eagle client account with which to compare the Fund’s investment performance.

Fees and expenses The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreement, the subadvisory fee rate payable to a Subadviser, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2009. In addition, the Board noted that Eagle had undertaken contractual and/or voluntary expense limitations with respect to the Funds, which will continue through February 28, 2011.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group. With respect to GSAM’s subadvisory rate, GSAM represented its fee rate schedule is lower than the standard fee rates charged to a comparable mutual fund subadvised by GSAM.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) equaled its peer group average. With respect to Thornburg’s subadvisory fee rate, Thornburg represented it does not have any subadvised fund clients with similar investment objectives and asset levels.

With respect to the Eagle International Equity Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. With respect to Artio’s subadvisory fee rate, Artio represented that its fee rate is lower than that charged to comparable fund clients.

With respect to the Eagle Large Cap Core Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was higher than the average expense ratio of its peer group. The Board considered that the Fund had increased its asset base, which has reduced the total expense ratio since 2005. The Board noted Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s fee rate.

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. The Board noted Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s fee rate.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. The Board noted Eagle’s representation that it does not have a comparable client account with similar investment objectives with which to compare the Fund’s fee rate.

With respect to the Eagle Small Cap Core Value Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was higher than the average expense ratio of its peer group. In this regard, the Board also noted that: (1) the Fund has been in operation for less than one year and is still amortizing certain costs incurred in connection with its organization; (2) due to its short tenure, the Fund has a relatively small asset base as compared to its peers; and (3) Eagle has agreed to an expense cap arrangement through February 28, 2011. With respect to EBIM’s subadvisory fee rate, EBIM represented that its fee rate is lower than those charged to other comparable fund clients.

57

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. The Board also noted Eagle’s representation that its fee rate is lower than those charged to other comparable fund clients.

Costs, profitability and economies of scale The Board evaluated Eagle’s and, to the extent available, each Subadviser’s costs and profitability in providing services to a Fund. The Board noted that each Subadviser’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund. The Board also noted that for the nine months ended June 30, 2009, Eagle operated the Eagle Growth & Income Fund, Eagle Large Cap Core Fund and Eagle Small Cap Core Value Fund at a loss.

The Board considered that the Funds’ management fee rate structures provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund or (3) allocation of fixed fund expenses over a large asset size.

Benefits In evaluating compensation, the Board considered other benefits that may be realized by Eagle, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Eagle is responsible for coordinating the Funds’ audits, financial statements and tax returns, and managing expenses and budgets for the Funds, and that EFS also serves as the transfer agent for the Funds and the fund accountant for each Fund except the Eagle International Equity Fund, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell fund shares and receive compensation from the Distributor.

Eagle and each Subadviser also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered Eagle and each Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions.

Conclusions Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and each Subadviser’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle or a Subadviser were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle, and Eagle and each Subadviser.

58

Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund
Covered call options		X
Credit		X	X
Derivatives			X
Emerging markets			X
Focused holdings	X			X
Foreign securities	X	X	X
Govt sponsored enterprises		X
Growth stocks	X	X	X	X	X	X	X	X
High-yield securities		X	X
Interest rates		X	X
Market timing activities		X	X				X	X
Mid-cap companies	X	X	X		X	X	X	X
Other investment companies and ETFs			X
Portfolio turnover			X		X	X
Sectors	X		X	X		X
Small-cap companies	X				X	X	X	X
Stock market	X	X	X	X	X	X	X	X
Value stocks		X		X		X	X

Covered call options  |  Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Derivatives  |  A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s NAV and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a

59

Principal Risks

fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest rates  |  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed-income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Eagle Fund Services, Inc. monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Mid-cap companies  |  Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment

60

Principal Risks

company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events,

which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap and large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

2009 Federal Income Tax Notice

UNAUDITED

For the fiscal year ended October 31, 2009 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. For each applicable fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. In addition, the table designates amounts characterized as long-term capital gains which are also subject to the 15% tax rate. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

	Qualified dividend income	Long-term capital gains
Capital Appreciation Fund	$—	$—
Growth & Income Fund	3,030,927	—
International Equity Fund	5,127,147	—
Large Cap Core Fund	2,233,573	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Core Value Fund	—	1,067
Small Cap Growth Fund	—	—

61

Trustees and Officers

Name, year of birth, position(s) held with fund, length of time served (a) and term of office	Principal occupation during the past 5 years	Number of funds overseen in fund complex	Directorships of other public companies
Interested Trustee (b)
Richard K. Riess (1949) Chairman of the Board since 2007; Trustee since 1985	Executive Vice President and Managing Director, Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle since 1996.	10	None

Independent Trustees
James L. Pappas (1943) Lead Independent Trustee since 2003; Trustee since 1989	Lykes Professor of Banking and Finance, University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (1940) Trustee since 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity) and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. (e-payments) since 1998; Director, Pertrac Financial Solutions (hedge fund software) since 2005; Director, Medifusion, Inc. (medical information technology) since 2007.	10	None

Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002; Managing Director, Goldman Sachs 1997-2002.	9	None

William J. Meurer (1943) Trustee since 2003	Private Investor and Financial Consultant since 2000.	10	Sykes Enterprises, Inc. (c); Walter Investment Management Corporation

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) since 2009; Founder and Chairman of the Board, Creative Tampa Bay (community networking) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (d)
Stephen G. Hill (1959) President since 2005; Principal Executive Officer since November, 2009	Senior Vice President and Director of Institutional Sales of Eagle and Eagle Boston Investment Management, Inc. (“EBIM”) since November, 2009; President and Chief Operating Officer of Eagle 2000-2009; President and Chief Executive Officer of EBIM and EFS 2004-2009 and 2005-2009, respectively.	N/A	N/A

Andrea N. Mullins (1967) Treasurer since 2003; Principal Financial Officer and Secretary since 2004	Chief Financial Officer of EFS since 2008; Treasurer and Vice President of EFS 1996-2008.	N/A	N/A

Susan L. Walzer (1967) Chief Compliance Officer since 2007	Chief Compliance Officer of EFS since 2007; Director of Compliance for EFS 2005-2007; Associate Corporate Counsel for RJF 2003-2005.	N/A	N/A

Trustee and Officer information is current as of September 30, 2009 and the Officer information is current as of November 30, 2009. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than the end of the meeting which occurs immediately after his or her 72nd birthday. (b) Mr. Riess is an “Interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Eagle, EFD, EFS and RJF. (c) Sykes Enterprises, Inc. is a technical support company. (d) Officers are elected annually for one year terms.

62

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

727.567.8143    |    800.421.4184

Eagle Fund Distributors, Inc., Member FINRA    |    Not FDIC Insured    |    May Lose Value    |    No Bank Guarantee

Item 2.	Code of Ethics

As of the end of the fiscal period October 31, 2009, Eagle Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services[1]

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $153,000 for the fiscal period ended October 31, 2008, and $175,000 for the fiscal period ended October 31, 2009.

(b) Audit-Related Fees

The aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) were $4,000 2 for the fiscal period ended October 31, 2008 and $0 for the fiscal period ended October 31, 2009. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $37,000 for the fiscal period ended October 31, 2008 and $37,000 for the fiscal period ended October 31, 2009.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $26,000 for the fiscal period ended October 31, 2008 and $31,000 for the fiscal period ended October 31, 2009. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2008 and October 31, 2009.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.
[2]	Adjusted to reflect the auditors review of the Prospectus for the initial fund filing of the NEW Eagle Small Cap Core Value Fund.

(d) All Other Fees

For the fiscal periods ended October 31, 2008 and October 31, 2009, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2008, and October 31, 2009.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2009, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2008, and October 31, 2009.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of January 6, 2009.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE SERIES TRUST

Date: 12/22/2009	/s/ Stephen G. Hill
Stephen G. Hill
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

Date: 12/22/2009	/s/ Stephen G. Hill
Stephen G. Hill
Principal Executive Officer

Date: 12/22/2009	/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer